UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03591

CALVERT VARIABLE SERIES, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: Six months ended June 30, 2013

Item 1.  Report to Stockholders.

[Calvert Variable Series Inc. VP Money Market Portfolio Semi-Annual Reports to Shareholders]

[Calvert Variable Series Inc. VP Small Cap Growth Portfolio Semi-Annual Reports to Shareholders]

[Calvert Variable Series Inc. VP Income Portfolio Semi-Annual Reports to Shareholders]

[Calvert Variable Series Inc. VP SRI Balanced Portfolio Semi-Annual Reports to Shareholders]

[Calvert Variable Series Inc. VP SRI Equity Portfolio Semi-Annual Reports to Shareholders]

[Calvert Variable Series Inc. VP SRI Mid Cap Growth Portfolio Semi-Annual Reports to Shareholders]

Calvert VP Money Market Portfolio

Semi-Annual Report
June 30, 2013

Calvert INVESTMENTS
an Ameritas company

CALVERT VP MONEY MARKET PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Calvert Investment Management, Inc.

INVESTMENT CLIMATE

The actions of global governments and central banks have driven global financial and commodity market returns and created peaks and valleys in volatility over the past five years, and that was no different over the six-month reporting period ended June 30, 2013. For the first four months of 2013, a combination of monetary and fiscal policy decisions and political events helped pushed bond yields lower. The primary influences on yields were a drag on economic growth from U.S. government spending cuts, political turmoil in Italy, a banking collapse in Cyprus, and the announcement by the Bank of Japan about more extreme monetary policy easing. The yield on the 10-year Treasury note bottomed at 1.61% at the beginning of May.1

In the last two months of the reporting period, however, interest rates rose sharply. Key developments included an unexpected sharp rise in Japanese bond yields in April as that market struggled to adjust to the new monetary policy. That rise pushed yields higher on government bonds worldwide, including U.S. Treasuries. In addition, there were positive upward revisions to U.S. payroll data released on May 2, comments by Federal Reserve (Fed) Chairman Bernanke in May and June that the Fed was prepared to taper its quantitative easing (QE) purchases, and a severe crunch in China’s bank funding market in June. By the end of June, the yield on the 10-year Treasury note had increased by nearly one percentage point from its early May low. Investor expectations for poor returns from bonds for the second quarter of the year, and concern about a further rise in yields, led to heavy redemptions from bond-based products.

Over the reporting period, the Fed’s near-zero interest rate policy continued to anchor money market rates near 0%. The three-month Treasury bill yield, for example, was nearly unchanged at 0.04%. Longer-maturity yields increased. Over the course of the six-month period, the 10-year Treasury yield rose 74 basis points (a basis point is 0.01 percentage points) to 2.52%.2 Benchmark index yields for investment-grade and high-yield corporate bonds increased 67 and 51 basis points, respectively. A key municipal index yield and the 30-year mortgage rate each increased over one percentage point.

The sharp rise in bond market yields was ironic given that the U.S. economy continued to sputter. We expect a sub-2% annualized rate of economic growth for the reporting period. Key consumer price

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.13)
Six month*	0.005%
One year	0.01%
Five year	0.50%
Ten year	1.83%

Performance information is for the Portfolio only and does not reflect charges and expenses of the variable annuity or variable universal life contract.

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return will fluctuate so that current performance may be lower or higher than the performance data quoted. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Visit www.calvert.com/institutional-VP-performance.html for current performance data.

* Total Return is not annualized for periods of less than one year.

AS OF
7-DAY SIMPLE/EFFECTIVE YIELD	6.30.13

Money Market Portfolio	0.01% / 0.01%

% OF TOTAL
INVESTMENT ALLOCATION	INVESTMENTS
Municipal Obligations	1.9%
Time Deposit	0.1%
U.S. Government Agencies
and Instrumentalities	9.9%
Variable Rate Demand Notes	88.1%
Total	100%

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inflation rates trended down, a phenomenon called disinflation. The core personal consumption expenditure (PCE) inflation rate fell 0.5 percentage points to 1% as of May, which is just half of the Fed’s 2% target. The unemployment rate declined 0.2 percentage points to 7.6% in June, remaining about two percentage points above the Fed’s desired long-run average.3

OUTLOOK

We expect policymakers to continue to periodically drive markets over the balance of 2013 and for price volatility to run at a higher overall level. First and foremost for the U.S. bond market will be any change in the expected timing and amount of tapering of the Fed’s $85 billion per month QE. We expect the tapering to commence between September and December, with a bias toward later rather than sooner. Yield levels at the end of the reporting period adequately reflected this scenario. In addition, in September the confluence of German federal elections and the potential for another U.S. debt ceiling face-off could move markets.

U.S. monetary policy should remain very accommodative, perhaps becoming somewhat less so, and the search for yield will resume. We expect money market and savings rates to remain near zero for perhaps two more years. The backup in yields that occurred in May and June, and the underperformance of corporate and municipal debt securities compared to Treasuries, created attractive buying opportunities. Our fundamental view of U.S. corporate and municipal credit remains quite positive. We remain cautious, however, about the possibility of another leg up in yields and plan to maintain conservative bond fund durations4 relative to the benchmarks.

Catherine Roy, CFA

Senior Vice President and Chief Investment Officer, Fixed Income Calvert Investment Management, Inc.

July 2013

1. Intraday Treasury yield data source: stockcharts.com

2. Yield and interest rate data sources: Federal Reserve and Bank of America Merrill Lynch.

3. Data source for PCE price index and unemployment rates: Bureau of Economic Analysis and Bureau of Labor Statistics.

4. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value for a given change in interest rates.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD*

	1/1/13	6/30/13	1/1/13 - 6/30/13

Actual	$1,000.00	$1,000.05	$1.21

Hypothetical (5% return per year before expenses)	$1,000.00	$1,023.59	$1.22

* Expenses are equal to the Fund’s annualized expense ratio of 0.24%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2013

	PRINCIPAL
MUNICIPAL OBLIGATIONS - 1.9%	AMOUNT	VALUE
Fulton-DeKalb Georgia Hospital Authority Revenue Bonds, 5.25%, 1/1/20, escrowed in
US Treasuries (prerefunded 1/1/14 @ 100)	$1,000,000	$1,025,029
Washington County Pennsylvania Hospital Authority Revenue Bonds, 0.45%, 7/1/37,
LOC: PNC Bank (mandatory put, 7/1/14 @ 100) (r)	500,000	500,000

Total Municipal Obligations (Cost $1,525,029)		1,525,029

VARIABLE RATE DEMAND NOTES† - 88.3%
2880 Stevens Creek LLC, 0.30%, 11/1/33, LOC: Bank of the West (r)	2,800,000	2,800,000
Alameda California Public Financing Authority Revenue, 0.07%, 12/1/33, LOC:
Union Bank, C/LOC: CALSTRs (r)	2,000,000	2,000,000
California HFA Revenue, 0.05%, 8/1/33, CEI: Fannie Mae & Freddie Mac (r)	1,747,000	1,747,000
Cassia County Industrial Development Corp. Revenue, 0.10%, 8/1/26, LOC:
Rabo Agrifinance, C/LOC: RaboBank (r)	3,000,000	3,000,000
CIDC-Hudson House LLC New York Revenue, 0.60%, 12/1/34, LOC: Hudson
River Bank & Trust, C/LOC: FHLB (r)	425,000	425,000
Collier County Florida HFA MFH Revenue, 0.07%, 7/15/34, CEI: Fannie Mae (r)	1,300,000	1,300,000
Columbia Alabama Industrial Development Board Pollution Control Revenue, 0.08%,
6/1/22, GA: Alabama Power Co. (r)	2,000,000	2,000,000
Cook County Illinois Revenue, 0.16%, 2/1/35, LOC: RBS Citizens (r)	2,000,000	2,000,000
Crawfordsville Indiana MFH Revenue, 0.35%, 1/1/33, LOC: FHLB (r)	770,000	770,000
District of Columbia HFA MFH Revenue, 0.09%, 11/1/38, CEI: Freddie Mac (r)	700,000	700,000
District of Columbia Revenue, 0.17%, 4/1/38, LOC: PNC Bank (r)	100,000	100,000
Erie County New York IDA Revenue, 0.20%, 4/1/32, LOC: HSBC USA (r)	1,470,000	1,470,000
Esplanade Theatres LLC, 0.28%, 11/1/42, LOC: First NBC Bank, C/LOC: FHLB (r)	3,000,000	3,000,000
Fairpoint Regional Utility System, 1.14%, 3/1/24, LOC: Hancock Bank, C/LOC: FHLB (r)	2,700,000	2,700,000
HBPWH Building Co., 0.25%, 11/1/22, LOC: Wells Fargo Bank (r)	795,000	795,000
Hopkinsville Kentucky Industrial Building LO Revenue, 0.24%, 8/1/24, LOC: Comerica Bank (r)	745,000	745,000
Illinois Development Finance Authority Revenue, 0.08%, 6/1/19, LOC: Northern Trust Co. (r)	905,000	905,000
Illinois Toll Highway Authority Revenue:
Series A-2a, 0.05%, 7/1/30, LOC: Bank of Tokyo-Mitsubishi UFJ (r)	3,000,000	3,000,000
Series A-2c, 0.06%, 7/1/30, LOC: Northern Trust Co. (r)	1,500,000	1,500,000
Kansas Development Finance Authority MFH Revenue, 0.06%, 7/1/30, CEI: Freddie Mac (r)	400,000	400,000
Legacy Park LLC, 0.32%, 1/1/58, LOC: Fifth Third Bank (r)	1,471,850	1,471,850
Louisiana Housing Corp. Revenue, 0.06%, 3/15/37, CEI: Fannie Mae (r)	1,060,000	1,060,000
Michigan Strategic Fund LO Revenue, 0.40%, 9/1/22, LOC: Bank of America (r)	2,595,000	2,595,000
Mississippi Home Corp. MFH Revenue, 0.11%, 8/15/40, CEI: Fannie Mae (r)	400,000	400,000
Morehead Kentucky League of Cities Funding Trust Lease Program Revenue, 0.06%,
6/1/34, LOC: U.S. Bank (r)	977,000	977,000
Ness Family Partners LP, 0.51%, 9/1/34, LOC: Bank of the West (r)	385,000	385,000
Nevada Housing Division Revenue, 0.07%, 4/15/39, CEI: Fannie Mae (r)	1,900,000	1,900,000
New York City GO, 0.04%, 4/1/42, LOC: Mizuho Corp. Bank Ltd. (r)	500,000	500,000
New York City Housing Development Corp. MFH Revenue:
0.12%, 11/15/37, CEI: Fannie Mae (r)	570,000	570,000
0.06%, 11/1/38, CEI: Freddie Mac (r)	400,000	400,000
New York State HFA Revenue:
0.12%, 5/15/33, CEI: Fannie Mae (r)	1,000,000	1,000,000
0.06%, 5/15/34, CEI: Fannie Mae (r)	1,550,000	1,550,000
0.08%, 5/15/36, CEI: Fannie Mae (r)	1,100,000	1,100,000
0.07%, 5/15/37, CEI: Fannie Mae (r)	2,500,000	2,500,000
0.25%, 5/15/37, CEI: Fannie Mae (r)	400,000	400,000

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	PRINCIPAL
VARIABLE RATE DEMAND NOTES† - CONT’D	AMOUNT	VALUE
New York State MMC Corp. Revenue, 0.60%, 11/1/35, LOC: JPMorgan Chase Bank (r)	$1,820,000	$1,820,000
OSL Santa Rosa Fountaingrove LLC, 0.17%, 2/1/52, LOC: East West Bank, C/LOC: FHLB (r)	2,500,000	2,500,000
Overseas Private Investment Corp., 0.15%, 6/15/31, GA: U.S. Government (r)	1,846,154	1,846,154
Rathbone LLC, 0.24%, 1/1/38, LOC: Comerica Bank (r)	1,390,000	1,390,000
Rex Lumber LLC, 0.19%, 2/1/22, LOC: Whitney National Bank, C/LOC: FHLB (r)	845,000	845,000
Rhode Island Student Loan Authority Revenue, 0.15%, 6/1/48, LOC: State Street Bank & Trust (r)	2,400,000	2,400,000
San Francisco California City & County Redevelopment Agency Revenue, 0.06%, 6/15/34,
CEI: Fannie Mae (r)	500,000	500,000
South Dakota MFH Development Authority Revenue, 0.06%, 1/1/44, CEI: Freddie Mac (r)	200,000	200,000
Sunroad Centrum Apartments 23 LP, 0.17%, 8/1/52, LOC: East West Bank, C/LOC: FHLB (r)	3,500,000	3,500,000
Tucson Arizona IDA Revenue, 0.06%, 1/15/32, CEI: Fannie Mae (r)	1,700,000	1,700,000
Tuscaloosa County Alabama IDA Gulf Opportunity Zone Revenue, 0.12%, 3/1/27,
LOC: Citibank (r)	1,400,000	1,400,000
Vermont Educational & Health Buildings Financing Agency Revenue, 0.13%, 6/1/22,
LOC: People’s United Bank., C/LOC: Wells Fargo Bank (r)	775,000	775,000
Warren County Kentucky IDA Revenue, 0.29%, 12/1/18, LOC: U.S. Bank (r)	615,000	615,000
Warrior Roofing Manufacturing of Georgia LLC, 0.50%, 12/15/34, LOC: Bank
of Tuscaloosa, C/LOC: FHLB (r)	1,030,000	1,030,000
Wilkes-Barre Pennsylvania GO, 0.20%, 11/1/25, LOC: PNC Bank (r)	2,335,000	2,335,000
Wisconsin Health & Educational Facilities Authority Revenue, 0.11%, 11/1/23, LOC: U.S. Bank (r).	600,000	600,000

Total Variable Rate Demand Notes (Cost $71,622,004)		71,622,004

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 1.2%
Federal Home Loan Bank, 0.28%, 9/5/13	1,000,000	1,000,084

Total U.S. Government Agencies and Instrumentalities (Cost $1,000,084)		1,000,084

U.S. TREASURY OBLIGATIONS - 8.7%
United States Treasury Notes:
3.125%, 8/31/13	1,000,000	1,004,889
0.75%, 9/15/13	2,000,000	2,002,273
0.50%, 10/15/13	1,000,000	1,000,862
2.75%, 10/31/13	1,000,000	1,008,546
0.25%, 11/30/13	1,000,000	1,000,135
1.00%, 1/15/14	1,000,000	1,004,420

Total U.S. Treasury Obligations (Cost $7,021,125)		7,021,125

TIME DEPOSIT - 0.1%
State Street Bank Time Deposit, 0.098%, 7/1/13	110,558	110,558

Total Time Deposit (Cost $110,558)		110,558

TOTAL INVESTMENTS (Cost $81,278,800) - 100.2%		81,278,800
Other assets and liabilities, net - (0.2%)		(171,661)
NET ASSETS - 100%		$81,107,139

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 81,106,370 shares of common stock outstanding;
$0.01 par value, 2,000,000,000 shares authorized	$81,106,549
Undistributed net investment income	500
Accumulated net realized gain (loss)	90

NET ASSETS	$81,107,139

NET ASSET VALUE PER SHARE	$1.00

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

† The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.

Explanation of Guarantees:
C/LOC: Confirming Letter of Credit
CEI: Credit Enhancement Investment
GA: Guaranty Agreement
LOC: Letter of Credit

Abbreviations:
FHLB: Federal Home Loan Bank
GO: General Obligation
HFA: Housing Finance Authority
IDA: Industrial Development Authority
LLC: Limited Liability Corporation
LO: Limited Obligation
LP: Limited Partnership
MFH: Multi-Family Housing

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Interest income	$101,814
Total investment income	101,814

Expenses:
Investment advisory fee	79,022
Transfer agency fees and expenses	4,879
Accounting fees	6,439
Directors’ fees and expenses	7,090
Administrative fees	19,756
Custodian fees	9,262
Reports to shareholders	(10,355)
Professional fees	13,467
Miscellaneous	8,228
Total expenses	137,788
Reimbursement from Advisor	(39,864)
Net expenses	97,924

NET INVESTMENT INCOME	3,890

REALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	109

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,999

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JUNE 30,	YEAR ENDED DECEMBER 31,

INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$3,890	$8,403
Net realized gain (loss)	109	(19)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,999	8,384

Distributions to shareholders from:
Net investment income	(4,015)	(7,989)
Total distributions	(4,015)	(7,989)

Capital share transactions:
Shares sold	10,680,840	37,617,691
Reinvestment of distributions	3,972	8,009
Shares redeemed	(15,490,766)	(31,668,390)
Capital contribution from Advisor	—	43,631
Total capital share transactions	(4,805,954)	6,000,941

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,805,970)	6,001,336

NET ASSETS
Beginning of period	85,913,109	79,911,773
End of period (including undistributed net investment income
of $500 and $625, respectively)	$81,107,139	$85,913,109

CAPITAL SHARE ACTIVITY
Shares sold	10,680,840	37,617,691
Reinvestment of distributions	3,972	8,009
Shares redeemed	(15,490,766)	(31,668,390)
Total capital share activity	(4,805,954)	5,957,310

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A –- SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Money Market Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of six separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). All securities held by the Portfolio are valued at amortized cost which approximates fair value, in accordance with Rule 2a-7 of the Investment Company Act of 1940.

The Board of Directors (the “Board”) has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with Rule 2a-7 under the Investment Company Act of 1940. Generally, if the credit quality is sufficient, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period.

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At June 30, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Municipal obligations	—	$1,525,029	—	$1,525,029
U.S. government obligations	—	8,021,209	—	8,021,209
Variable rate demand notes	—	71,622,004	—	71,622,004
Other debt obligations	—	110,558	—	110,558
TOTAL	—	$81,278,800	—	$81,278,800

* For a complete listing of investments, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .20% of the Portfolio’s average daily net assets. Under the terms of the agreement, $11,882 was payable at period end. In addition, $15,881 was payable at period end for operating expenses paid by the Advisor during June 2013.

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The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .40%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

The Advisor further voluntarily reimbursed expenses of $39,864 to maintain a positive yield during the six months ended June 30, 2013.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .05% of the average daily net assets of the Portfolio. Under the terms of the agreement, $2,971 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $4,118 for the six months ended June 30, 2013. Under the terms of the agreement, $494 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

The Portfolio may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2013, such purchase and sales transactions were $20,095,000 and $14,235,000, respectively.

CAPITAL LOSS CARRYFORWARDS

NO EXPIRATION DATE
Short-term	($19)

Capital losses can be carried forward for an unlimited period and will retain their character as either short-term or long-term capital losses.

As of June 30, 2013, the federal income tax cost of investments was $81,278,800.

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2013.

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NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
	2013		2012	2011
Net asset value, at beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	***		.0001	.0001
Total from investment operations	***		.0001	.0001
Distributions from:
Net investment income	(***)		(.0001)	(.0001)
Total distributions	(***)		(.0001)	(.0001)
Total increase (decrease) in net asset value	—		—	—
Net asset value, ending	$1.00		$1.00	$1.00

Total return*	.005%		.01%	.01%
Ratios to average net assets: A
Net investment income	.01	% (a)	.01%	.01%
Total expenses	.34	% (a)	.39%	.41%
Expenses before offsets	.24	% (a)	.28%	.27%
Net expenses	.24	% (a)	.28%	.27%
Net assets, ending (in thousands)	$81,107		$85,913	$79,912

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
	2010		2009	2008
Net asset value, at beginning	$1.00		$1.00	$1.00
Income from investment operations:
Net investment income	.001		.009	.030
Total from investment operations	.001		.009	.030
Distributions from:
Net investment income	(.001)		(.009)	(.030)
Net realized gain	(**)		—	—
Total distributions	(.001)		(.009)	(.030)
Total increase (decrease) in net asset value	—		—	—
Net asset value, ending	$1.00		$1.00	$1.00

Total return*	.10%		.89%	3.01%
Ratios to average net assets: A
Net investment income	.09%		.92%	2.97%
Total expenses	.38%		.39%	.37%
Expenses before offsets	.36%		.36%	.37%
Net expenses	.36%		.36%	.36%
Net assets, ending (in thousands)	$84,913		$99,299	$145,500

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangments. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

** Distribution was less than $.001 per share.

*** Net investment income and distributions were less than $.0001 per share.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

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Calvert VP Small Cap Growth Portfolio

Semi-Annual Report
June 30, 2013

Calvert INVESTMENTS

an Ameritas company

CALVERT VP SMALL CAP GROWTH PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Eagle Asset Management, Inc., Subadvisor

INVESTMENT CLIMATE

The U.S. equity rally that commenced in late 2012 continued nearly unabated throughout the first half of 2013. It was not until after the Standard & Poor’s (S&P) 500 Index hit all-time highs in May that volatility re-entered the picture with a brief June pullback. Market participants largely ignored a weak global macroeconomic environment and fears of fiscal drag from the U.S. sequester. Instead, they focused on continued accommodative monetary policy from the Federal Reserve (Fed) and incrementally stronger U.S. macroeconomic data.

For the six-month period ended June 30, 2013, the S&P 500 Index and Russell 1000 Index returned 13.82% and 13.91%, respectively, while the MSCI EAFE Index went up 4.47% and the MSCI Emerging Markets Index went down 9.40%. Small-cap stocks outperformed large-cap stocks with the Russell 2000 Index returning 15.86%, and value stocks outperformed growth stocks with the Russell 1000 Value Index returning 15.90% compared with the Russell 1000 Growth Index’s return of 11.80%.

Within the Russell 1000 Index, Financials, Health Care, and Consumer Discretionary were the top-performing sectors. The defensive sectors, especially Utilities and Telecommunications, were weak through the first half of 2013, which was dominated by higher-beta stocks in early-cycle industries—especially in the first quarter. The Energy and Materials sectors showed brief strength early in the year, but sold off on fears of a global growth slowdown and Middle East tensions, finishing among the worst performers for the period.

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.13)
Six month*	13.31%
One year	23.21%
Five year	9.51%
Ten year	9.68%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.17%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

*Total Return is not annualized for periods of less than one year.

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Corporate earnings showed continued revenue weakness with aggregate top-line growth for the S&P 500 Index falling 1.30% in the first quarter. However, earnings news was largely overshadowed by the improving U.S. macroeconomic environment. The U.S. consumer remains upbeat, with sales of both homes and autos continuing to increase. In housing, sales of previously owned homes hit a three-year high in May and buyers do not yet seem concerned by the prospect of rising interest rates.

Jobless claims continued to inch down and the seasonally adjusted labor force participation rate began to reverse its downward trend in April, signaling that the unemployed are returning to the ranks of active job seekers. Nonfarm payrolls spiked in February, but maintained a fairly consistent level of just under 200,000 new jobs added monthly. Inflation remained tame, allowing the Fed to maintain its accommodative monetary policy stance.

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS

Consumer Discretionary	16.2%
Consumer Staples	4.0%
Energy	5.3%
Financials	5.6%
Health Care	21.2%
Industrials	18.7%
Information Technology	21.2%
Materials	6.4%
Short-Term Investments	1.4%
Total	100%

However, minutes of Federal Open Market Committee (FOMC) meetings released during the first half of the year indicate growing tensions between members who feel quantitative easing (QE) should be tapered sooner than later and those who prefer to wait for further gains in labor and price stability before slowing the purchases of Treasuries and mortgage-backed securities. In mid-June, confusion surrounding the eventual tapering of QE purchases culminated in a brief market pullback, although profit-taking likely had much to do with it as well.

Eurozone economic woes continued unabated. Governments across the peripheral economies faced a backlash from a populace tired of economic austerity. Growth remained sluggish throughout the eurozone and Moody’s cut the United Kingdom’s AAA credit rating to Aa1. An interest rate cut by the European Central Bank in May provided a brief rally in the eurozone, but the region remains mired in a host of economic woes, including unemployment, which hit a staggering near 50% among youth in countries such as Spain.

In Asia, the Bank of Japan unleashed unprecedented QE measures that triggered a massive rally in Japanese equities with an attendant large decline in the yen versus the dollar. It remains to be seen whether these measures will be able to overcome Japan’s demographic challenges and return the nation to its former competitiveness. However, it is encouraging to see a policy shift after decades of ignoring monetary measures in favor of largely futile fiscal stimulus.

Elsewhere in Asia, China faced continued fears of a slowing economy that culminated in a strong sell-off of nearly 14% on the Shanghai Composite in June alone. Although the officially reported Chinese gross domestic product (GDP) figures remain in the high 7% range, other statistics such as PMI manufacturing, industrial production, and trade all point to an economy in a slowing growth phase. In addition, the Chinese government announced a policy shift in early summer that would favor a smaller role for the government in the economy going forward.

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OUTLOOK

While problems abound, the United States remains a bright spot in an otherwise shaky global economic picture. Given the year-to-date strength of U.S. equities, pullbacks in the second half of 2013 should be expected and welcomed as a sign of healthy markets. We believe the fiscal drag from the sequester should peak in the third quarter. Furthermore, companies will be eager to reduce earnings estimates for an easy beat on second-quarter earnings. The ever-present fears of a slowing QE will remain through year end.

Withdrawal of QE, however painful it may be for certain asset classes, won’t prevent the economy from growing. We expect the Fed to continue to manage interest rate volatility through careful telegraphing of its actions and to eventually withdraw QE before hitting its target unemployment rate. The pace may be slow, but continued improvements in the labor market and housing remain powerful drivers of growth in both the near and long terms.

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

July 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/13	6/30/13	1/1/13 - 6/30/13

Actual	$1,000.00	$1,133.09	$5.51

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.63	$5.22

* Expenses are equal to the Fund’s annualized expense ratio of 1.04%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS JUNE 30, 2013

EQUITY SECURITIES - 98.5%	SHARES	VALUE
Aerospace & Defense - 3.1%
Hexcel Corp.*	12,157	$413,946
Triumph Group, Inc	4,684	370,738
		784,684

Air Freight & Logistics - 0.7%
Atlas Air Worldwide Holdings, Inc.*	3,899	170,620

Airlines - 1.1%
JetBlue Airways Corp.*	34,165	215,240
US Airways Group, Inc.*	4,505	73,972
		289,212

Biotechnology - 7.2%
Acorda Therapeutics, Inc.*	9,082	299,615
Ariad Pharmaceuticals, Inc.*	11,915	208,393
Cubist Pharmaceuticals, Inc.*	5,105	246,572
Seattle Genetics, Inc.*	5,533	174,068
Theravance, Inc.*	12,026	463,362
United Therapeutics Corp.*	6,345	417,628
		1,809,638

Building Products - 1.3%
PGT, Inc.*	16,306	141,373
Trex Co., Inc.*	3,770	179,037
		320,410

Chemicals - 3.5%
Axiall Corp	7,064	300,785
Huntsman Corp	12,218	202,330
Quaker Chemical Corp	6,052	375,285
		878,400

Commercial Banks - 0.9%
UMB Financial Corp.	4,147	230,863

Commercial Services & Supplies - 1.4%
Waste Connections, Inc.	8,332	342,778

Communications Equipment - 1.2%
Ixia*	7,985	146,924
Riverbed Technology, Inc.*	9,668	150,434
		297,358

Computers & Peripherals - 0.4%
Fusion-io, Inc.*	7,645	108,865

Construction & Engineering - 0.9%
Northwest Pipe Co.*	8,511	237,457

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Construction Materials - 1.6%
Texas Industries, Inc.*	6,371	$415,007

Consumer Finance - 0.8%
Cash America International, Inc.	4,265	193,887

Diversified Consumer Services - 0.3%
Sotheby’s	2,148	81,431

Diversified Financial Services - 0.6%
KKR Financial Holdings LLC	13,380	141,159

Electrical Equipment - 1.4%
General Cable Corp.	6,210	190,958
Thermon Group Holdings, Inc.*	7,680	156,672
		347,630

Electronic Equipment & Instruments - 3.7%
Coherent, Inc	4,892	269,403
InvenSense, Inc.*	16,569	254,831
IPG Photonics Corp.	4,523	274,682
Universal Display Corp.*	4,530	127,338
		926,254

Energy Equipment & Services - 2.7%
Dril-Quip, Inc.*	1,534	138,505
Geospace Technologies Corp.*	7,722	533,436
		671,941

Food & Staples Retailing - 2.8%
Fresh Market, Inc.*	6,718	334,019
Natural Grocers by Vitamin Cottage, Inc.*	12,261	380,091
		714,110

Food Products - 1.1%
WhiteWave Foods Co.*	17,320	281,450

Health Care Equipment & Supplies - 5.7%
ArthroCare Corp.*	11,155	385,182
HeartWare International, Inc.*	3,050	290,086
Sirona Dental Systems, Inc.*	6,002	395,412
The Cooper Co.’s, Inc.	3,150	375,007
		1,445,687

Health Care Providers & Services - 3.6%
Air Methods Corp	6,408	217,103
Centene Corp.*	7,773	407,772
Emeritus Corp.*	3,642	84,422
Team Health Holdings, Inc.*	5,064	207,978
		917,275

Health Care Technology - 1.5%
MedAssets, Inc.*	16,785	297,766
Vocera Communications, Inc.*	5,803	85,304
		383,070

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Hotels, Restaurants & Leisure - 6.1%
Bally Technologies, Inc.*	7,750	$437,255
BJ’s Restaurants, Inc.*	4,026	149,365
Chuy’s Holdings, Inc.*	4,455	170,805
Orient-Express Hotels Ltd.*	14,847	180,539
Pinnacle Entertainment, Inc.*	9,017	177,364
SHFL Entertainment, Inc.*	24,224	429,007
		1,544,335

Household Durables - 1.9%
Meritage Homes Corp.*	4,940	214,198
Universal Electronics, Inc.*	9,651	271,483
		485,681

Insurance - 1.3%
Validus Holdings Ltd	9,222	333,099

Internet Software & Services - 5.4%
Angie’s List, Inc.*	6,830	181,336
Cornerstone OnDemand, Inc.*	8,471	366,710
Demandware, Inc.*	4,530	192,117
Marin Software, Inc.*	7,573	77,548
Monster Worldwide, Inc.*	48,499	238,130
Trulia, Inc.*	9,724	302,319
		1,358,160

Life Sciences - Tools & Services - 1.7%
PAREXEL International Corp.*	9,182	421,821

Machinery - 4.0%
Chart Industries, Inc.*	2,411	226,851
Colfax Corp.*	5,262	274,203
Manitowoc Co., Inc	10,418	186,586
WABCO Holdings, Inc.*	2,095	156,476
Woodward, Inc.	4,096	163,840
		1,007,956

Metals & Mining - 1.3%
RTI International Metals, Inc.*	11,576	320,771

Oil, Gas & Consumable Fuels - 2.6%
Gulfport Energy Corp.*	7,664	360,744
Oasis Petroleum, Inc.*	7,948	308,939
		669,683

Pharmaceuticals - 1.5%
Salix Pharmaceuticals Ltd.*	5,585	369,448

Real Estate Investment Trusts - 3.0%
Redwood Trust, Inc.	4,849	82,433
The GEO Group, Inc.	14,818	503,071
Two Harbors Investment Corp	17,965	184,141
		769,645

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Road & Rail - 1.9%
Avis Budget Group, Inc.*	4,350	$125,062
Landstar System, Inc.	4,383	225,725
Quality Distribution, Inc.*	13,860	122,522
		473,309

Semiconductors & Semiconductor Equipment - 3.9%
Cavium, Inc.*	8,810	311,609
EZchip Semiconductor Ltd.*	5,226	141,050
Teradyne, Inc.*	17,265	303,346
Veeco Instruments, Inc.*	6,850	242,627
		998,632

Software - 7.5%
Compuware Corp.	12,368	128,009
Concur Technologies, Inc.*	2,533	206,136
Fortinet, Inc.*	14,098	246,715
Guidewire Software, Inc.*	3,908	164,331
Imperva, Inc.*	3,453	155,523
NICE Systems Ltd. (ADR)	6,986	257,714
QLIK Technologies, Inc.*	10,249	289,739
Sourcefire, Inc.*	3,330	184,982
TIBCO Software, Inc.*	5,557	118,920
Ultimate Software Group, Inc.*	1,274	149,427
		1,901,496

Specialty Retail - 6.7%
Chico’s FAS, Inc.	8,286	141,359
Francesca’s Holdings Corp.*	10,150	282,068
Genesco, Inc.*	12,231	819,355
Vitamin Shoppe, Inc.*	9,764	437,818
		1,680,600

Textiles, Apparel & Luxury Goods - 1.2%
Steven Madden Ltd.*	6,211	300,488

Thrifts & Mortgage Finance - 1.0%
Home Loan Servicing Solutions, Ltd.	10,589	253,818

Total Equity Securities (Cost $19,069,018)		24,878,128

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	PRINCIPAL
TIME DEPOSIT - 1.4%	AMOUNT	VALUE
State Street Bank Time Deposit, 0.098%, 7/1/13	$ 355,360	$355,360

Total Time Deposit (Cost $355,360)		355,360

TOTAL INVESTMENTS (Cost $19,424,378) - 99.9%		25,233,488
Other assets and liabilities, net - 0.1%		36,611
NET ASSETS - 100%		$25,270,099

NET ASSETS CONSIST OF:
Paid-in capital applicable to 474,915 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$17,135,797
Undistributed net investment income (loss)		(43,923)
Accumulated net realized gain (loss)		2,369,115
Net unrealized appreciation (depreciation)		5,809,110

NET ASSETS		$25,270,099

NET ASSET VALUE PER SHARE		$53.21

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
LLC: Limited Liability Corporation

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $168)	$85,911
Interest income	67
Total investment income	85,978

Expenses:
Investment advisory fee	106,169
Transfer agency fees and expenses	1,789
Accounting fees	2,021
Directors’ fees and expenses	2,256
Administrative fees	6,245
Custodian fees	5,153
Professional fees	11,599
Miscellaneous	5,443
Total expenses	140,675
Reimbursement from Advisor	(10,774)
Net expenses	129,901

NET INVESTMENT INCOME (LOSS)	(43,923)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	1,829,006
Change in unrealized appreciation (depreciation)	1,281,287

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	3,110,293

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,066,370

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JUNE 30,	YEAR ENDED DECEMBER 31,

INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income (loss)	($43,923)	($28,789)
Net realized gain (loss)	1,829,006	2,138,373
Change in unrealized appreciation (depreciation)	1,281,287	1,012,506

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	3,066,370	3,122,090

Distributions to shareholders from:
Net realized gain	—	(857,451)

Capital share transactions:
Shares sold	840,058	1,233,000
Reinvestment of distributions	—	857,451
Shares redeemed	(2,092,838)	(4,453,716)
Total capital share transactions	(1,252,780)	(2,363,265)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,813,590	(98,626)

NET ASSETS
Beginning of period	23,456,509	23,555,135
End of period (including net investment loss of $43,923 and $0, respectively)	$25,270,099	$23,456,509

CAPITAL SHARE ACTIVITY
Shares sold	16,060	26,247
Reinvestment of distributions	—	18,677
Shares redeemed	(40,613)	(96,014)
Total capital share activity	(24,553)	(51,090)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Small Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of six separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a sig-nificant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

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At June 30, 2013, no securities were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$24,878,128	—	—	$24,878,128
Other debt obligations	—	$355,360	—	355,360
TOTAL	$24,878,128	$355,360	—	$25,233,488

*For further breakdown of Equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affili-

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ates. For its services, the Advisor receives an annual fee, payable monthly, of .85% of the Portfolio’s average daily net assets. Under the terms of the agreement, $17,792 was payable at period end. In addition, $10,245 was payable at period end for operating expenses paid by the Advisor during June 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is 1.04%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .05% of the average daily net assets of the Portfolio. Under the terms of the agreement, $1,047 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $1,010 for the six months ended June 30, 2013. Under the terms of the agreement, $157 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $3,786,847 and $5,409,992, respectively.

As of June 30, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$6,582,537
Unrealized (depreciation)	(835,837)
Net unrealized appreciation/(depreciation)	$5,746,700

Federal income tax cost of investments	$19,486,788

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2013.

For the six months ended June 30, 2013, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$13,121	1.41%	$263,723	April 2013

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
	2013		2012	2011
Net asset value, beginning	$46.96		$42.78	$43.66
Income from investment operations:
Net investment income (loss)	(.09)		(.06)	(.31)
Net realized and unrealized gain (loss)	6.34		6.02	(.57)
Total from investment operations	6.25		5.96	(.88)
Distributions from:
Net realized gain	—		(1.78)	—
Total distributions	—		(1.78)	—
Total increase (decrease) in net asset value	6.25		4.18	(.88)
Net asset value, ending	$53.21		$46.96	$42.78

Total return*	13.31%		14.03%	(2.02%)
Ratios to average net assets: A
Net investment income (loss)	(.35	%) (a)	(.12%)	(.64%)
Total expenses	1.13	% (a)	1.17%	1.16%
Expenses before offsets	1.04	% (a)	1.03%	1.01%
Net expenses	1.04	% (a)	1.03%	1.01%
Portfolio turnover	15%		40%	39%
Net assets, ending (in thousands)	$25,270		$23,457	$23,555

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
	2010	(z)	2009	2008
Net asset value, beginning	$31.75		$23.58	$37.43
Income from investment operations:
Net investment income (loss)	(.18)		.03	(.12)
Net realized and unrealized gain (loss)	12.09		8.16	(13.73)
Total from investment operations	11.91		8.19	(13.85)
Distibutions from:
Net investment income	—		(.02)	—
Total distributions	—		(.02)	—
Total increase (decrease) in net asset value	11.91		8.17	(13.85)
Net asset value, ending	$43.66		$31.75	$23.58

Total return*	37.51%		34.73%	(37.00%)
Ratios to average net assets: A
Net investment income (loss)	(.53%)		.11%	(.36%)
Total expenses	1.17%		1.14%	1.15%
Expenses before offsets	1.00%		1.00%	1.00%
Net expenses	1.00%		1.00%	1.00%
Portfolio turnover	49%		63%	66%
Net assets, ending (in thousands)	$27,716		$35,934	$25,658

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements.

Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800-368-2745.

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Calvert VP Income Portfolio

Semi-Annual Report

June 30, 2013

Calvert INVESTMENTS

an Ameritas. company

CALVERT VP INCOME PORTFOLIO
Portfolio within Calvert Variable Series, Inc.
Managed by Calvert Investment Management, Inc.

INVESTMENT CLIMATE

The actions of global governments and central banks have driven global financial and commodity market returns and created peaks and valleys in volatility over the past five years, and that was no different over the six-month reporting period ended June 30, 2013. For the first four months of 2013, a combination of monetary and fiscal policy decisions and political events helped pushed bond yields lower. The primary influences on yields were a drag on economic growth from U.S. government spending cuts, political turmoil in Italy, a banking collapse in Cyprus, and the announcement by the Bank of Japan about more extreme monetary policy easing. The yield on the 10-year Treasury note bottomed at 1.61% at the beginning of May.1

In the last two months of the reporting period, however, interest rates rose sharply. Key developments included an unexpected sharp rise in Japanese bond yields in April as that market struggled to adjust to the new monetary policy. That rise pushed yields higher on government bonds worldwide, including U.S. Treasuries. In addition, there were positive upward revisions to U.S. payroll data released on May 2, comments by Federal Reserve (Fed) Chairman Bernanke in May and June that the Fed was prepared to taper its quantitative easing (QE) purchases, and a severe crunch in China’s bank funding market in June. By the end of June, the yield on the 10-year Treasury note had increased by nearly one percentage point from its early May low. Investor expectations for poor returns from bonds for the second quarter of the year, and concern about a further rise in yields, led to heavy redemptions from bond-based products.

Over the reporting period, the Fed’s near-zero interest rate policy continued to anchor money market rates near 0%. The three-month Treasury bill yield, for example, was nearly unchanged at 0.04%. Longer-maturity yields increased. Over the course of the six-month period, the 10-year Treasury yield rose 74 basis points

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.13)
Six month*	-2.48%
One year	1.48%
Five year	5.01%
Ten year	4.81%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.08%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

*Total Return is not annualized for periods of less than one year.

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(a basis point is 0.01 percentage points) to 2.52%.2 Benchmark index yields for investment-grade and high-yield corporate bonds increased 67 and 51 basis points, respectively. A key municipal index yield and the 30-year mortgage rate each increased over one percentage point.

The sharp rise in bond market yields was ironic given that the U.S. economy continued to sputter. We expect a sub-2% annualized rate of economic growth for the reporting period. Key consumer price inflation rates trended down, a phenomenon called disinflation. The core personal consumption expenditure (PCE) inflation rate fell 0.5 percentage points to 1% as of May, which is just half of the Fed’s 2% target. The unemployment rate declined 0.2 percentage points to 7.6% in June, remaining about two percentage points above the Fed’s desired long-run average.3

% of Total
Economic Sectors	Investments
Corporate	80.3%
Financial Institutions	32.0%
Industrial	43.8%
Utility	4.5%
Government Related	1.4%
Agency	0.1%
Local Authority	1.3%
Municipal	1.7%
Education	0.2%
Health Care	1.0%
Utility	0.5%
Securitized	6.7%
Asset Backed Securities	1.2%
Commercial Mortgage-Backed Securities	4.0%
Covered	1.0%
Mortgage Backed Pass-through	0.5%
Short-Term Investments	3.7%
Treasury	6.2%

Total	100%

OUTLOOK

We expect policymakers to continue to periodically drive markets over the balance of 2013 and for price volatility to run at a higher overall level. First and foremost for the U.S. bond market will be any change in the expected timing and amount of tapering of the Fed’s $85 billion per month QE. We expect the tapering to commence between September and December, with a bias toward later rather than sooner. Yield levels at the end of the reporting period adequately reflected this scenario. In addition, in September the confluence of German federal elections and the potential for another U.S. debt ceiling face-off could move markets.

U.S. monetary policy should remain very accommodative, perhaps becoming somewhat less so, and the search for yield will resume. We expect money market and savings rates to remain near zero for perhaps two more years. The backup in yields that occurred in May and June, and the underperformance of corporate and municipal debt securities compared to Treasuries, created attractive buying opportunities. Our fundamental view of U.S. corporate and municipal credit remains quite positive. We remain cautious, however, about the possibility of another leg up in yields and plan to maintain conservative bond fund durations4 relative to the benchmarks.

Catherine Roy, CFA

Senior Vice President and Chief Investment Officer, Fixed Income Calvert Investment Management, Inc.

July 2013

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1. Intraday Treasury yield data source: stockcharts.com

2. Yield and interest rate data sources: Federal Reserve and Bank of America Merrill Lynch.

3. Data source for PCE price index and unemployment rates: Bureau of Economic Analysis and Bureau of Labor Statistics.

4. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value for a given change in interest rates.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	EXPENSES PAID DURING PERIOD*
	1/1/13	6/30/13	1/1/13 - 6/30/13

Actual	$1,000.00	$975.21	$4.16

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.58	$4.26

* Expenses are equal to the Fund’s annualized expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2013

	PRINCIPAL
ASSET-BACKED SECURITIES - 1.3%	AMOUNT	VALUE
American Credit Acceptance Receivables Trust, 1.64%, 11/15/16 (e)	$71,663	$71,563
AmeriCredit Automobile Receivables Trust, 5.19%, 8/17/15	114,322	116,980
Flagship Rail Services LLC, 2013-1A A2, 3.08%, 4/15/43 (e)	180,000	176,201
Santander Drive Auto Receivables Trust, 1.94%, 3/15/18	75,000	74,450

Total Asset-Backed Securities (Cost $444,738)		439,194

COMMERCIAL MORTGAGE-BACKED SECURITIES - 4.0%
BWAY Mortgage Trust, 2.809%, 3/10/33 (e)	400,000	383,702
Commercial Mortgage Pass Through Certificates, 3.424%, 3/10/31 (e)	140,000	134,385
Extended Stay America Trust:
2.958%, 12/5/31 (e)	130,000	126,173
3.604%, 12/5/31 (e)	125,000	119,065
GS Mortgage Securities Corp. II, 1.643%, 11/8/29 (e)(r)	370,000	368,452
GS Mortgage Securities Trust, 3.007%, 12/10/30 (e)	155,000	141,411
Queens Center Mortgage Trust, 3.59%, 1/11/37 (e)(r)	150,000	132,748
Wachovia Bank Commercial Mortgage Trust, 5.23%, 7/15/41 (r)	2,430	2,427

Total Commercial Mortgage-Backed Securities (Cost $1,479,432)		1,408,363

CORPORATE BONDS - 82.2%
AbbVie, Inc.:
2.90%, 11/6/22 (e)	200,000	187,028
4.40%, 11/6/42 (e)	150,000	139,329
Aetna, Inc., 2.75%, 11/15/22	200,000	184,197
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	96,336	—
Amazon.com, Inc., 2.50%, 11/29/22	200,000	181,552
America Movil SAB de CV, 2.375%, 9/8/16	100,000	101,321
American Express Centurion Bank, 0.725%, 11/13/15 (r)	250,000	250,186
American International Group, Inc.:
3.75%, 11/30/13 (e)	500,000	506,169
4.875%, 6/1/22	250,000	266,481
American National Red Cross, 5.422%, 11/15/13	335,000	336,625
Amgen, Inc., 2.50%, 11/15/16	50,000	51,661
Anadarko Petroleum Corp., 6.375%, 9/15/17	100,000	114,998
Anheuser-Busch InBev Finance, Inc.:
2.625%, 1/17/23	100,000	93,822
4.00%, 1/17/43	100,000	90,553
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	100,000	93,360
Antero Resources Finance Corp., 9.375%, 12/1/17	96,000	101,760
Apple, Inc., 3.85%, 5/4/43	200,000	177,646
ArcelorMittal, 5.00%, 2/25/17	150,000	151,875
AT&T, Inc.:
2.95%, 5/15/16	100,000	104,500
3.00%, 2/15/22	225,000	216,230
Atlantic City Electric Co., 6.625%, 8/1/13	500,000	502,092
Autodesk, Inc., 1.95%, 12/15/17	200,000	195,124

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Bank of America Corp.:
5.25%, 12/1/15	$200,000	$214,869
3.30%, 1/11/23	300,000	283,544
Bank of America NA, 5.30%, 3/15/17	650,000	704,980
Bank of New York Mellon Corp.:
1.70%, 11/24/14	100,000	101,418
2.40%, 1/17/17	50,000	51,014
Bank of Nova Scotia, 1.85%, 1/12/15	225,000	228,394
Barrick North America Finance LLC, 5.75%, 5/1/43 (e)	200,000	161,759
Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	200,000	193,494
BNSF Funding Trust I, 6.613% to 1/15/26, floating rate thereafter to 12/15/55 (r)	540,000	607,500
Boston Properties LP:
3.70%, 11/15/18	100,000	105,030
3.85%, 2/1/23	100,000	98,203
BP Capital Markets plc, 3.245%, 5/6/22	200,000	194,093
Cantor Fitzgerald LP, 7.875%, 10/15/19 (e)	200,000	204,661
Capital One Bank, 3.375%, 2/15/23	200,000	189,051
Cash America International, Inc., 5.75%, 5/15/18 (e)	200,000	191,000
Cemex SAB de CV, 5.276%, 9/30/15 (e)(r)	200,000	203,500
CenturyLink, Inc.:
5.80%, 3/15/22	200,000	197,000
7.65%, 3/15/42	100,000	95,000
Chevron Corp., 3.191%, 6/24/23	100,000	99,515
CIT Group, Inc., 4.75%, 2/15/15 (e)	75,000	76,219
Citigroup, Inc.:
3.953%, 6/15/16	400,000	421,628
4.45%, 1/10/17	400,000	428,316
3.50%, 5/15/23	100,000	89,813
Colgate-Palmolive Co., 1.30%, 1/15/17	50,000	49,601
Comcast Corp., 3.125%, 7/15/22	100,000	97,433
ConAgra Foods, Inc., 3.20%, 1/25/23	100,000	95,627
COX Communications, Inc., 3.25%, 12/15/22 (e)	100,000	94,083
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	400,000	430,133
CVS Pass-Through Trust, 6.036%, 12/10/28	165,035	186,152
Daimler Finance North America LLC, 2.625%, 9/15/16 (e)	200,000	205,267
DDR Corp., 4.75%, 4/15/18	300,000	322,351
Deere & Co., 3.90%, 6/9/42	100,000	90,839
Discover Financial Services, 3.85%, 11/21/22	300,000	281,726
Dow Chemical Co.:
3.00%, 11/15/22	200,000	186,010
4.375%, 11/15/42	200,000	177,011
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	75,000	74,031
Ecolab, Inc., 4.35%, 12/8/21	150,000	158,358
EI du Pont de Nemours & Co.:
2.80%, 2/15/23	75,000	71,463
4.15%, 2/15/43	75,000	72,066
Enterprise Products Operating LLC, 7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	400,000	449,000
ERP Operating LP, 4.625%, 12/15/21	100,000	105,925
Excalibur One 77B LLC, 1.491%, 1/1/25	44,053	41,890
FGI Operating Co. LLC / FGI Finance, Inc., 7.875%, 5/1/20 (e)	100,000	103,500
Fidelity National Information Services, Inc., 3.50%, 4/15/23	200,000	180,634

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Ford Motor Credit Co. LLC:
4.207%, 4/15/16	$200,000	$208,930
4.25%, 2/3/17	100,000	104,483
5.875%, 8/2/21	200,000	218,050
Freeport-McMoRan Copper & Gold, Inc.:
3.10%, 3/15/20 (e)	175,000	161,755
3.875%, 3/15/23 (e)	50,000	45,255
5.45%, 3/15/43 (e)	50,000	44,093
General Electric Capital Corp.:
3.35%, 10/17/16	100,000	105,273
2.90%, 1/9/17	200,000	206,754
3.15%, 9/7/22	100,000	94,492
General Electric Capital Corp. / LJ VP Holdings LLC, 3.80%, 6/18/19 (e)	400,000	416,391
General Electric Co., 4.125%, 10/9/42	100,000	93,050
Glencore Funding LLC:
1.431%, 5/27/16 (e)(r)	100,000	97,372
1.574%, 1/15/19 (e)(r)	100,000	92,941
4.125%, 5/30/23 (e)	100,000	89,188
Goldcorp, Inc., 2.125%, 3/15/18	100,000	95,753
Goldman Sachs Group, Inc.:
2.375%, 1/22/18	200,000	196,366
5.75%, 1/24/22	550,000	606,657
Hartford Financial Services Group, Inc., 5.125%, 4/15/22	100,000	108,812
Hershey Co., 1.50%, 11/1/16	50,000	50,595
Hospira, Inc., 6.40%, 5/15/15	100,000	105,857
Innovation Ventures LLC / Innovation Ventures Finance Corp., 9.50%, 8/15/19 (e)	200,000	166,500
International Business Machines Corp.:
0.875%, 10/31/14	300,000	301,475
2.90%, 11/1/21	100,000	98,264
JET Equipment Trust, 7.63%, 8/15/12 (b)(e)(w)*	27,324	27
John Deere Capital Corp.:
1.25%, 12/2/14	75,000	75,715
2.00%, 1/13/17	50,000	50,576
JPMorgan Chase & Co.:
1.80%, 1/25/18	250,000	241,840
3.20%, 1/25/23	600,000	569,584
3.375%, 5/1/23	100,000	93,116
Kansas City Southern de Mexico SA de CV, 8.00%, 2/1/18	100,000	107,500
Kenan Advantage Group, Inc., 8.375%, 12/15/18 (e)	150,000	156,000
Kern River Funding Corp., 6.676%, 7/31/16 (e)	29,441	32,253
Kia Motors Corp., 3.625%, 6/14/16 (e)	150,000	155,525
Kraft Foods Group, Inc., 3.50%, 6/6/22	100,000	99,028
Land O’Lakes Capital Trust I, 7.45%, 3/15/28 (e)	300,000	294,000
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	200,000	190,862
Lowe’s Co.’s, Inc., 4.65%, 4/15/42	30,000	29,359
Macy’s Retail Holdings, Inc., 2.875%, 2/15/23	100,000	92,236
MetLife Institutional Funding II, 1.182%, 4/4/14 (e)(r)	200,000	201,250
Molson Coors Brewing Co., 5.00%, 5/1/42	100,000	96,056
Morgan Stanley:
4.75%, 4/1/14	100,000	102,173
2.125%, 4/25/18	400,000	382,812
4.10%, 5/22/23	200,000	184,784

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Nationwide Health Properties, Inc., 6.59%, 7/7/38	$70,000	$80,432
NBCUniversal Media LLC:
2.875%, 1/15/23	200,000	189,968
4.45%, 1/15/43	200,000	186,705
NetApp, Inc., 3.25%, 12/15/22	100,000	92,074
New York Life Global Funding, 1.65%, 5/15/17 (e)	50,000	49,512
NII Capital Corp., 7.625%, 4/1/21	200,000	155,500
NII International Telecom SCA, 11.375%, 8/15/19 (e)	50,000	53,500
Northrop Grumman Corp.:
3.25%, 8/1/23	100,000	94,631
4.75%, 6/1/43	100,000	95,584
PacifiCorp:
2.95%, 2/1/22	250,000	245,742
4.10%, 2/1/42	100,000	91,986
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18 (e)	300,000	302,983
PepsiCo, Inc.:
2.75%, 3/5/22	200,000	191,491
3.60%, 8/13/42	50,000	42,469
Pernod-Ricard SA:
4.25%, 7/15/22 (e)	50,000	50,605
5.50%, 1/15/42 (e)	100,000	102,224
Pioneer Natural Resources Co., 5.875%, 7/15/16	250,000	278,808
PPF Funding, Inc., 5.50%, 1/15/14 (e)	150,000	152,573
Regions Bank, 7.50%, 5/15/18	100,000	116,641
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	200,000	189,675
Rio Tinto Finance USA plc, 3.50%, 3/22/22	150,000	144,645
Royal Bank of Canada, 1.20%, 9/19/18	345,000	336,603
SABMiller Holdings, Inc., 3.75%, 1/15/22 (e)	255,000	259,510
Sanofi SA, 1.25%, 4/10/18	100,000	96,859
SBA Tower Trust:
4.254%, 4/15/40 (e)	180,000	186,321
2.24%, 4/15/43 (e)	180,000	176,247
Shell International Finance BV, 2.25%, 1/6/23	200,000	183,471
Spencer Spirit Holdings, Inc.:
11.00%, 5/1/17 (e)	250,000	268,750
9.00%, 5/1/18 (e)	100,000	97,500
Standard Chartered plc, 3.95%, 1/11/23 (e)	200,000	186,049
SunTrust Bank, 0.564%, 8/24/15 (r)	300,000	297,586
Telefonica Emisiones SAU, 3.992%, 2/16/16	100,000	103,130
Thermo Fisher Scientific, Inc., 3.15%, 1/15/23	100,000	92,428
Time Warner Cable, Inc.:
4.00%, 9/1/21	100,000	95,765
5.50%, 9/1/41	200,000	175,756
Time Warner, Inc.:
4.00%, 1/15/22	90,000	91,773
3.40%, 6/15/22	200,000	193,854
5.375%, 10/15/41	100,000	101,128
4.90%, 6/15/42	200,000	190,291
Toronto-Dominion Bank, 2.375%, 10/19/16	100,000	103,474
Toyota Motor Credit Corp.:
2.05%, 1/12/17	100,000	101,149
3.30%, 1/12/22	50,000	49,639

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
TransContinental Gas Pipe Line Co. LLC, 4.45%, 8/1/42	$100,000	$90,661
United Technologies Corp., 4.50%, 6/1/42	100,000	98,610
UnitedHealth Group, Inc.:
3.375%, 11/15/21	50,000	49,842
4.625%, 11/15/41	50,000	47,998
US Bank, 3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	400,000	418,886
Ventas Realty LP / Ventas Capital Corp., 3.25%, 8/15/22	250,000	232,072
Verizon Communications, Inc., 2.45%, 11/1/22	250,000	226,674
Volkswagen International Finance NV, 0.894%, 4/1/14 (e)(r)	300,000	300,437
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	300,000	294,375
Wal-Mart Stores, Inc.:
2.55%, 4/11/23	100,000	93,710
4.00%, 4/11/43	200,000	182,237
Western Union Co., 2.875%, 12/10/17	100,000	100,257
Williams Co.’s, Inc., 3.70%, 1/15/23	200,000	185,817
Xerox Corp., 1.672%, 9/13/13 (r)	150,000	150,236
Xstrata Finance Canada Ltd.:
2.85%, 11/10/14 (e)	100,000	101,802
3.60%, 1/15/17 (e)	125,000	125,980
Zions Bancorporation, 4.50%, 6/13/23	100,000	98,437
Zoetis, Inc., 4.70%, 2/1/43 (e)	100,000	93,386

Total Corporate Bonds (Cost $29,006,316)		28,709,060

FLOATING RATE LOANS (d)- 0.8%
Dell Inc.:
4.278%, 2/28/14 (r)	184,600	183,677
5.523%, 2/5/21 (r)	115,400	114,823

Total Floating Rate Loans (Cost $300,000)		298,500

MUNICIPAL OBLIGATIONS - 0.2%
Owen Withee Wisconsin School District GO Bonds, 5.64%, 3/1/16	55,000	57,548

Total Municipal Obligations (Cost $55,000)		57,548

SOVEREIGN GOVERNMENT BONDS - 1.3%
Province of Ontario Canada, 2.45%, 6/29/22	400,000	376,778
Province of Quebec Canada, 2.625%, 2/13/23	75,000	70,342

Total Sovereign Government Bonds (Cost $473,294)		447,120

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES- 0.5%
Fannie Mae, 3.00%, 7/5/13	170,000	166,095

Total U.S. Government Agency Mortgage-Backed Securities (Cost $169,947)		166,095

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	PRINCIPAL
U.S. TREASURY OBLIGATIONS - 6.2%	AMOUNT	VALUE
United States Treasury Bonds:
3.125%, 2/15/43	$115,000	$107,345
2.875%, 5/15/43	1,050,000	929,250
United States Treasury Notes:
1.00%, 5/31/18	125,000	122,852
1.375%, 6/30/18	25,000	24,986
1.75%, 5/15/23	1,055,000	988,073

Total U.S. Treasury Obligations (Cost $2,275,037)		2,172,506

TIME DEPOSIT - 3.7%
State Street Bank Time Deposit, 0.098%, 7/1/13	1,303,170	1,303,170

Total Time Deposit (Cost $1,303,170)		1,303,170

EQUITY SECURITIES - 0.3%	SHARES
Woodbourne Capital:
Trust I, Preferred (b)(e)	50,000	29,845
Trust II, Preferred (b)(e)	50,000	29,845
Trust III, Preferred (b)(e)	50,000	29,845
Trust IV, Preferred (b)(e)	50,000	29,845

Total Equity Securities (Cost $200,000)		119,380

TOTAL INVESTMENTS (Cost $35,706,934) - 100.5%		35,120,936
Other assets and liabilities, net - (0.5%)		(185,529)
NET ASSETS - 100%		$34,935,407

NET ASSETS CONSIST OF:
Paid-in capital applicable to 2,166,356 shares of common stock outstanding;
$0.01 par value, 3,000,000,000 shares authorized		$41,518,930
Undistributed net investment income		633,565
Accumulated net realized gain (loss)		(6,665,076)
Net unrealized appreciation (depreciation)		(552,012)

NET ASSETS		$34,935,407

NET ASSET VALUE PER SHARE		$16.13

See notes to financial statements.

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			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
2 Year U.S. Treasury Notes	2	9/13	$440,000	$60
5 Year U.S. Treasury Notes	4	9/13	484,188	284
Total Purchased				$344

Sold:
10 Year U.S. Treasury Notes	11	9/13	$1,392,188	$33,642

(b) This security was valued by the Board of Directors. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(w) Security is in default and is no longer accruing interest.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

* Non-income producing security.

Abbreviations:
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Interest income	$649,624
Total investment income	649,624

Expenses:
Investment advisory fee	74,091
Transfer agent fees and expenses	17,405
Directors’ fees and expenses	3,129
Administrative fees	55,568
Accounting fees	2,984
Custodian fees	16,202
Reports to shareholders	7,417
Professional fees	13,302
Contract services fees	18,830
Total expenses	208,928
Reimbursement from Advisor	(51,484)
Net expenses	157,444

NET INVESTMENT INCOME	492,180

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(706,907)
Futures	42,039
(664,868)

Change in unrealized appreciation (depreciation) on:
Investments	(748,507)
Futures	34,645
(713,862)

NET REALIZED AND UNREALIZED
GAIN (LOSS)	(1,378,730)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	($886,550)

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JUNE 30,	YEAR ENDED DECEMBER 31,

INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$492,180	$1,239,697
Net realized gain (loss)	(664,868)	79,529
Change in unrealized appreciation (depreciation)	(713,862)	1,966,582

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	(886,550)	3,285,808

Distributions to shareholders from:
Net investment income	—	(1,312,578)
Total distributions	—	(1,312,578)

Capital share transactions:
Shares sold	937,875	1,971,512
Reinvestment of distributions	—	1,312,578
Shares redeemed	(3,910,513)	(7,190,146)
Total capital share transactions	(2,972,638)	(3,906,056)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,859,188)	(1,932,826)

NET ASSETS
Beginning of period	38,794,595	40,727,421
End of period (including undistributed net investment income
of $633,565 and $141,385, respectively)	$34,935,407	$38,794,595

CAPITAL SHARE ACTIVITY
Shares sold	56,540	118,357
Reinvestment of distributions	—	79,214
Shares redeemed	(236,336)	(436,757)
Total capital share activity	(179,796)	(239,186)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP Income Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of six separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute

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asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2013, securities valued at $119,407 or 0.3% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Asset-Backed Securities	-	$439,194	-		$439,194
Commercial Mortgage-Backed Securities	-	1,408,363	-		1,408,363
Corporate Bonds	-	28,709,033	$27		28,709,060
Municipal Obligations	-	57,548	-		57,548
U.S. Government Obligations	-	2,338,601	-		2,338,601
Other Debt Obligations	-	2,048,790	-		2,048,790
Equity Securities*	-	-	119,380	**	119,380
TOTAL	-	$35,001,529	$119,407	***	$35,120,936

Other financial instruments****	$33,986	-	-		$33,986

* For further breakdown of equity securities, please refer to the Statement of Net Assets.

** Securities valued at $119,380 were transferred from Level 2 to Level 3 as of June 30, 2013.

*** Level 3 securities represent 0.3% of net assets.

**** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’

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terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, the Portfolio used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Portfolio. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.

During the period, the Portfolio invested in 2 year, 5 year, and 10 year U.S. Treasury Notes Futures. The volume of activity has varied throughout the period with a weighted average of 7 contracts and $1,024,465 weighted average notional value.

Loan Participations and Assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 14.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Portfolio earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees and prepayment fees.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments.

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Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .40% of the Portfolio’s average daily net assets. Under the terms of the agreement, $11,736 was payable at period end. In addition, $2,446 was payable at period end for operating expenses paid by the Advisor during June 2013.

The Advisor has contractually agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is .85%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .30% of the average daily net assets of the Portfolio. Under the terms of the agreement, $8,802 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $1,694 for the six months ended June 30, 2013. Under the terms of the agreement, $220 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

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NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than U.S. Government and short-term securities, were $24,321,572 and $21,942,170, respectively. U.S. Government security purchases and sales were $30,163,304 and $31,187,138, respectively.

The Portfolio may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2013, there were no such transactions.

CAPITAL LOSS CARRYFORWARD

EXPIRATION DATE
31-Dec-15	($2,920,797)
31-Dec-16	(1,237,349)
31-Dec-17	(1,654,294)
31-Dec-18	(175,128)

Capital losses may be utilized to offset future capital gains until expiration; however, the Portfolio’s use of capital loss car-ryforwards acquired from Pinnacle Bond Portfolio of Summit Mutual Funds, Inc. may be limited under certain tax provisions. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either short-term or long-term capital losses.

As of June 30, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$650,296
Unrealized (depreciation)	($1,271,927)
Net unrealized appreciation/(depreciation)	($621,631)

Federal income tax cost of investments	$35,742,567

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2013.

NOTE E — OTHER

On October 19, 2011, the Advisor determined that it was necessary to change the price at which one of the Portfolio’s holdings was then being fair valued. The Advisor subsequently determined that it was appropriate to change the fair value prices at which that portfolio holding as well as certain related holdings had been carried from March 2008. These adjustments had the effect of changing the net asset value at which shareholder subscriptions and redemptions were executed during the period. Accordingly, in order to correct these shareholder trades, the Advisor contributed $243,250 to the Portfolio on December 27, 2011, for the benefit of affected shareholders.

NOTE F — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
	2013		2012	2011
Net asset value, beginning	$16.54		$15.75	$15.82
Income from investment operations:
Net investment income	.23		.56	.68
Net realized and unrealized gain (loss)	(.64)		.81	(.06)
Total from investment operations	(.41)		1.37	.62
Distributions from:
Net investment income	—		(.58)	(.69)
Total distributions	—		(.58)	(.69)
Total increase (decrease) in net asset value	(.41)		.79	(.07)
Net asset value, ending	$16.13		$16.54	$15.75

Total return*	(2.48%)		8.68%	3.91%
Ratios to average net assets: A
Net investment income	2.66	% (a)	3.11%	3.50%
Total expenses	1.13	% (a)	1.08%	1.02%
Expenses before offsets	.85	% (a)	.84%	.82%
Net expenses	.85	% (a)	.84%	.82%
Portfolio turnover	156%		240%	175%
Net assets, ending (in thousands)	$34,935		$38,795	$40,727

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
	2010		2009	2008
Net asset value, beginning	$15.35		$13.40	$16.02
Income from investment operations:
Net investment income	.74		.86	.71
Net realized and unrealized gain (loss)	.46		1.93	(2.57)
Total from investment operations	1.20		2.79	(1.86)
Distributions from:
Net investment income	(.73)		(.84)	(.76)
Total distributions	(.73)		(.84)	(.76)
Total increase (decrease) in net asset value	.47		1.95	(2.62)
Net asset value, ending	$15.82		$15.35	$13.40

Total return*	7.80%		20.86%	(11.59%)
Ratios to average net assets: A
Net investment income	4.10%		4.56%	5.49%
Total expenses	.92%		.94%	.88%
Expenses before offsets	.81%		.81%	.88%
Net expenses	.81%		.81%	.86%
Portfolio turnover	172%		268%	279%
Net assets, ending (in thousands)	$53,750		$60,916	$80,710

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Calvert VP SRI Balanced Portfolio

Semi-Annual Report

June 30, 2013

Calvert INVESTMENTS

an Ameritas company

CALVERT VP SRI BALANCED PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Calvert Investment Management, Inc.

INVESTMENT CLIMATE

The actions of global governments and central banks continued to drive global financial and commodity market returns, creating peaks and valleys in volatility over the period, especially in the bond market. The U.S. equity rally that commenced in late 2012 continued nearly unabated throughout the first half of 2013. It was not until after the Standard & Poor’s (S&P) 500 Index hit all-time highs in May that volatility re-entered the picture with a brief June pullback. Market participants largely ignored a weak global macroeconomic environment and fears of fiscal drag from the U.S. sequester. Instead, they focused on continued accommodative monetary policy from the Federal Reserve (Fed) and incrementally stronger U.S. macroeconomic data.

For the six-month period ended June 30, 2013, the S&P 500 Index and Russell 1000 Index returned 13.82% and 13.91%, respectively, while the MSCI EAFE Index went up 4.47% and the MSCI Emerging Markets Index went down 9.40%. Small-cap stocks outperformed large-cap stocks with the Russell 2000 Index returning 15.86%, and value stocks outperformed growth stocks with the Russell 1000 Value Index returning 15.90% compared with the Russell 1000 Growth Index’s return of 11.80%.

Within the Russell 1000 Index, Financials, Health Care, and Consumer Discretionary were the top-performing sectors. The defensive sectors, especially Utilities and Telecommunications, were weak through the first half of 2013, which was dominated by higher-beta stocks in early cycle industries—especially in the first quarter. The Energy and Materials sectors showed brief strength early

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.13)
Six month**	6.02%
One year	9.65%
Five year	4.80%
Ten year	5.16%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 0.90%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

* The Balanced Composite Index is an internally constructed index comprised of a blend of 60% Russell 1000 Index and 40% Barclays U.S. Credit Index.

**Total Return is not annualized for periods of less than one year.

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in the year but then sold off on fears of a global growth slowdown and Middle East tensions, finishing among the worst performers for the period.

For the first four months of 2013, a combination of monetary and fiscal policy decisions and political events helped pushed bond yields lower. A drag on economic growth from U.S. government spending cuts, political turmoil in Italy, a banking collapse in Cyprus, and the announcement of more extreme quantitative easing (QE) measures by the Bank of Japan weighed on 10-year Treasury note yields, which bottomed at 1.61% at the beginning of May.1

% OF
TOTAL INVESTMENTS
ASSET ALLOCATION	(AT 6.30.13)

Stocks.	61%
Bonds	39%
Total	100%

An unexpected sharp rise in Japanese bond yields, positive upward revisions to the May 2 U.S. payroll data, comments by Fed Chairman Bernanke about tapering the central bank’s QE purchases, and a severe crunch in China’s bank funding market all contributed to a sharp rise in longer-term interest rates in May and June. For example, 10-year Treasury note yields increased nearly one percentage point between their early May low and the end of June.

Overall, the Fed’s interest-rate policy continued to anchor money-market rates near zero throughout the period and kept three-month Treasury bill yields nearly unchanged at 0.04%. In the meantime, the 10-year Treasury yield rose 0.74 percentage points to end the reporting period at 2.52%.2 Benchmark index yields for investment-grade and high-yield corporate bonds increased by two-thirds and half of a percentage point, respectively.

U.S. Economy Continues to Improve--Although Uncertainty About QE Tapering Looms

Corporate earnings showed continued revenue weakness with aggregate top-line growth for the S&P 500 Index falling 1.30% in the first quarter. However, the earnings news was largely overshadowed by the improving U.S. macroeconomic environment. The U.S. consumer remains upbeat, with sales of both homes and autos continuing to increase. In housing, sales of previously owned homes hit a three-year high in May and buyers do not yet seem concerned by the prospect of rising interest rates.

Jobless claims continued to inch down and the seasonally adjusted labor force participation rate began to reverse its downward trend in April, signaling that the unemployed are returning to the ranks of active job seekers. Nonfarm payrolls spiked in February, but maintained a fairly consistent level of just under 200,000 new jobs added monthly. Inflation remained tame, allowing the Fed to maintain its accommodative monetary policy stance.

Key consumer price inflation rates trended down, a phenomenon called disinflation.The core personal consumption expenditure (PCE) rate fell half a percentage point to 1% as of May, which is just half of the Fed’s 2% target. Tame inflation allowed the Fed to maintain its accommodative monetary policy stance.

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However, minutes of FOMC meetings released during the first half of the year indicated growing tensions between members who feel QE should be tapered sooner than later and those who prefer to wait for further gains in labor and price stability before slowing the purchases of Treasuries and mortgage-backed securities. In mid-June, confusion surrounding the eventual tapering of QE purchases culminated in a brief equity market pullback, although profit-taking likely had much to do with it as well.

Troubles Continue in the Eurozone While Japan and China Announce Fiscal Policy Shifts

The eurozone’s economic woes continued unabated. Governments across the peripheral eurozone economies faced a backlash from a populace tired of economic austerity. Growth remained sluggish throughout the eurozone and Moody’s cut the United Kingdom’s AAA credit rating to Aa1. An interest-rate cut by the European Central Bank in May sparked a brief rally in the eurozone, but the region remains mired in a host of economic woes, including elevated unemployment, which hit a staggering near 50% among youth in countries such as Spain.

In Asia, the Bank of Japan unleashed unprecedented QE measures that triggered a massive rally in Japanese equities with an attendant large decline in the yen versus the dollar. Japanese bond yields unexpectedly rose sharply in April, pushing yields on government bonds, including U.S. Treasuries, higher worldwide. It remains to be seen whether these measures will be able to overcome Japan’s demographic challenges and return the nation to its former competitiveness. However, it is encouraging to see a policy shift after decades of ignoring monetary measures in favor of largely futile fiscal stimulus.

Elsewhere in Asia, China faced continued fears of a slowing economy that culminated in a strong sell-off of nearly 14% on the Shanghai Composite in June alone. Although the officially reported Chinese gross domestic product (GDP) figures remain in the high 7% range, other statistics such as PMI manufacturing, industrial production, and trade all point to an economy in a slowing growth phase. In addition, the Chinese government announced a policy shift in early summer that would favor a smaller role for the government in the economy going forward.

OUTLOOK

While problems abound, the United States remains a bright spot in an otherwise shaky global economic picture. Given the year-to-date strength of U.S. equities, pullbacks in the second half of 2013 should be expected and welcomed as a sign of healthy markets. We believe the fiscal drag from the sequester should peak in the third quarter. Furthermore, companies will be eager to reduce earnings estimates for an easy beat on second-quarter earnings. The ever-present fears of a slowing QE will remain through year end, although that won’t prevent the economy from growing. The pace may be slow, but continued improvements in the labor market and housing remain powerful drivers of growth in both the near and long terms.

We expect policymakers to continue periodically driving bond markets over the balance of 2013 and for price volatility to run at a higher overall level. First and foremost is any change in the expected timing and amount of tapering of the Fed’s $85 billion per month QE, which we expect to commence between September and December--probably later rather than sooner. In addition, the confluence of German federal elections and the potential for another U.S. debt ceiling face-off could move markets in September.

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As U.S. monetary policy becomes somewhat less accommodative, the search for yield will resume. We expect money-market and savings rates to remain near zero for two more years. The backup in yields during May and June, and the underperformance of corporate and municipal debt securities relative to Treasuries, created attractive buying opportunities. Our fundamental view of U.S. corporate and municipal bonds remains quite positive. However, we remain cautious about another possible leg up in yields and plan to maintain conservative bond fund durations3 relative to benchmarks.

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

July 2013

1. Intraday Treasury yield data source: stockcharts.com

2. Yield and interest rate data sources: Federal Reserve and Bank of America Merrill Lynch.

3. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value for a given change in interest rates.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/13	6/30/13	1/1/13 - 6/30/13

Actual	$1,000.00	$1,060.24	$4.63

Hypothetical (5% return per year before expenses)	$1,000.00	$1,020.30	$4.54

* Expenses are equal to the Fund’s annualized expense ratio of 0.91%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2013

EQUITY SECURITIES - 61.3%	SHARES	VALUE
Biotechnology - 0.6%
Gilead Sciences, Inc.*	35,100	$1,797,471

Capital Markets - 2.8%
Franklin Resources, Inc	29,850	4,060,197
State Street Corp	72,700	4,740,767
		8,800,964

Chemicals - 1.7%
Ecolab, Inc.	60,700	5,171,033

Commercial Banks - 1.6%
Wells Fargo & Co	118,600	4,894,622

Communications Equipment - 2.0%
Cisco Systems, Inc.	140,675	3,419,809
F5 Networks, Inc.*	40,275	2,770,920
		6,190,729

Computers & Peripherals - 2.2%
Apple, Inc	5,780	2,289,342
EMC Corp	189,650	4,479,533
		6,768,875

Consumer Finance - 1.7%
Capital One Financial Corp.	81,825	5,139,428

Diversified Financial Services - 2.0%
IntercontinentalExchange, Inc.*	28,100	4,995,056
Woodbourne Capital:
Trust I, Preferred (b)(e)	500,000	298,450
Trust II, Preferred (b)(e)	500,000	298,450
Trust III, Preferred (b)(e)	500,000	298,450
Trust IV, Preferred (b)(e)	500,000	298,450
		6,188,856

Diversified Telecommunication Services - 1.3%
CenturyLink, Inc.	115,525	4,083,809

Electrical Equipment - 3.1%
AMETEK, Inc.	117,375	4,964,962
Rockwell Automation, Inc	56,300	4,680,782
		9,645,744

Energy Equipment & Services - 3.1%
Cameron International Corp.*	78,550	4,804,118
FMC Technologies, Inc.*	88,700	4,938,816
		9,742,934

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Food & Staples Retailing - 1.6%
Walgreen Co.	114,450	$5,058,690

Gas Utilities - 1.6%
AGL Resources, Inc.	113,300	4,856,038

Health Care Equipment & Supplies - 1.8%
CareFusion Corp.*	150,825	5,557,901

Health Care Providers & Services - 6.3%
CIGNA Corp	73,700	5,342,513
Express Scripts Holding Co.*	81,275	5,013,855
Laboratory Corp. of America Holdings*	42,030	4,207,203
McKesson Corp.	43,975	5,035,138
		19,598,709

Hotels, Restaurants & Leisure - 1.8%
Starbucks Corp.	83,900	5,494,611

Household Products - 3.2%
Church & Dwight Co., Inc	88,050	5,433,566
Procter & Gamble Co.	57,975	4,463,495
		9,897,061

Insurance - 1.4%
The Travelers Co.’s, Inc	56,000	4,475,520

Internet & Catalog Retail - 1.7%
priceline.com, Inc.*	6,370	5,268,818

Internet Software & Services - 1.6%
Google, Inc.*	5,710	5,026,913

IT Services - 2.3%
Alliance Data Systems Corp.*	28,775	5,209,138
MasterCard, Inc.	3,550	2,039,475
		7,248,613

Leisure Equipment & Products - 1.5%
Polaris Industries, Inc	49,150	4,669,250

Machinery - 2.9%
AGCO Corp	90,400	4,537,176
Cummins, Inc.	41,235	4,472,348
		9,009,524

Multiline Retail - 1.0%
Nordstrom, Inc.	50,750	3,041,955

Oil, Gas & Consumable Fuels - 3.1%
Pioneer Natural Resources Co	33,625	4,867,219
Whiting Petroleum Corp.*	102,375	4,718,464
		9,585,683

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Software - 1.3%
Microsoft Corp.	121,650	$4,200,574

Specialty Retail - 4.6%
O’Reilly Automotive, Inc.*	42,900	4,831,398
TJX Co.’s, Inc.	98,025	4,907,132
Ulta Salon, Cosmetics & Fragrance, Inc.*	47,125	4,720,040
		14,458,570

Trading Companies & Distributors - 1.5%
W.W. Grainger, Inc	19,106	4,818,151

Total Equity Securities (Cost $161,068,827)		190,691,046

	PRINCIPAL
ASSET-BACKED SECURITIES - 1.1%	AMOUNT
California Republic Auto Receivables Trust, 1.18%, 8/15/17 (e)	$353,577	352,719
Credit Acceptance Auto Loan Trust, 2.06%, 4/16/18 (e)	21,818	21,817
Flagship Rail Services LLC:
3.08%, 4/15/43 (e)	150,000	146,834
3.96%, 4/15/43 (e)	750,000	719,636
Ford Credit Floorplan Master Owner Trust, 2.07%, 9/15/15 (e)	420,000	421,142
Santander Consumer Acquired Receivables Trust:
1.66%, 8/15/16 (e)	570,435	572,866
2.01%, 8/15/16 (e)	359,897	361,959
Santander Drive Auto Receivables Trust, 1.94%, 3/15/18	230,000	228,314
SVO VOI Mortgage Corp., 2.00%, 9/20/29 (e)	476,503	473,194

Total Asset-Backed Securities (Cost $3,337,003)		3,298,481

COLLATERALIZED MORTGAGE-BACKED
OBLIGATIONS (PRIVATELY ORIGINATED) - 0.1%
GMAC Mortgage Loan Trust, 5.50%, 10/25/33	5,740	5,733
Springleaf Mortgage Loan Trust, 1.57%, 12/25/59 (e)(r)	261,585	262,851

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $267,159)		268,584

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.2%
BWAY Mortgage Trust, 2.809%, 3/10/33 (e)	595,000	570,756
Commercial Mortgage Pass Through Certificates, 3.424%, 3/10/31 (e)	470,000	451,152
Extended Stay America Trust:
2.958%, 12/5/31 (e)	295,000	286,315
3.604%, 12/5/31 (e)	395,000	376,245
GS Mortgage Securities Trust, 3.007%, 12/10/30 (e)	475,000	433,356
JP Morgan Chase Commercial Mortgage Securities Trust:
0.973%, 4/15/30 (e)(r)	800,000	797,779
1.343%, 4/15/30 (e)(r)	300,000	297,850

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	PRINCIPAL
COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D	AMOUNT	VALUE
JPMBB Commercial Mortgage Securities Trust, 4.027%, 7/15/45 (r)	$ 300,000	$295,035
Queens Center Mortgage Trust, 3.59%, 1/11/37 (e)(r)	430,000	380,545

Total Commercial Mortgage-Backed Securities (Cost $4,119,482)		3,889,033

CORPORATE BONDS - 29.1%
Agilent Technologies, Inc., 3.20%, 10/1/22	400,000	370,814
Alliance Mortgage Investments, Inc., 12.61%, 6/1/10 (b)(r)(x)*	385,345	—
Altera Corp., 1.75%, 5/15/17	500,000	495,686
Amazon.com, Inc.:
1.20%, 11/29/17	400,000	386,854
2.50%, 11/29/22	800,000	726,209
America Movil SAB de CV, 2.375%, 9/8/16	300,000	303,963
American Express Centurion Bank, 0.725%, 11/13/15 (r)	1,200,000	1,200,890
American Honda Finance Corp., 1.60%, 2/16/18 (e)	300,000	294,955
Amgen, Inc.:
2.50%, 11/15/16	225,000	232,476
5.15%, 11/15/41	400,000	398,376
Apple, Inc.:
2.40%, 5/3/23	400,000	370,986
3.85%, 5/4/43	400,000	355,293
AT&T, Inc.:
2.95%, 5/15/16	300,000	313,499
3.00%, 2/15/22	800,000	768,818
Autodesk, Inc., 1.95%, 12/15/17	400,000	390,248
Bank of America Corp.:
1.093%, 3/22/16 (r)	1,000,000	997,074
0.605%, 8/15/16 (r)	300,000	289,386
2.00%, 1/11/18	800,000	774,891
3.30%, 1/11/23	1,500,000	1,417,720
Bank of America NA, 5.30%, 3/15/17	950,000	1,030,355
Bank of New York Mellon Corp.:
1.70%, 11/24/14	300,000	304,255
2.40%, 1/17/17	300,000	306,084
Bank of Nova Scotia, 1.85%, 1/12/15	450,000	456,789
BB&T Corp., 1.60%, 8/15/17	400,000	391,178
Becton Dickinson and Co., 3.125%, 11/8/21	250,000	246,317
Boston Properties LP:
3.70%, 11/15/18	200,000	210,059
3.85%, 2/1/23	500,000	491,014
Canadian National Railway Co., 1.45%, 12/15/16	100,000	100,828
Capital One Bank, 3.375%, 2/15/23	800,000	756,203
CBS Corp., 3.375%, 3/1/22	200,000	192,791
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%, 12/15/17	400,000	393,646
CenturyLink, Inc.:
5.80%, 3/15/22	800,000	788,000
7.65%, 3/15/42	500,000	475,000
CIT Group, Inc., 4.75%, 2/15/15 (e)	250,000	254,062
Colgate-Palmolive Co., 1.30%, 1/15/17	150,000	148,804
Corning, Inc., 1.45%, 11/15/17	300,000	292,729
COX Communications, Inc., 4.70%, 12/15/42 (e)	400,000	354,798

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Crown Castle Towers LLC, 4.883%, 8/15/40 (e)	$ 1,000,000	$1,075,333
CVS Pass-Through Trust, 6.036%, 12/10/28	825,177	930,759
DDR Corp., 4.75%, 4/15/18	300,000	322,352
Deere & Co., 2.60%, 6/8/22	600,000	571,849
Discover Financial Services:
6.45%, 6/12/17	500,000	567,996
3.85%, 11/21/22	500,000	469,544
Discovery Communications LLC:
3.30%, 5/15/22	700,000	669,346
4.875%, 4/1/43	500,000	462,202
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	150,000	148,062
Dun & Bradstreet Corp., 3.25%, 12/1/17	600,000	604,348
Eaton Corp., 1.50%, 11/2/17 (e)	500,000	485,358
eBay, Inc., 2.60%, 7/15/22	300,000	279,502
Ecolab, Inc., 4.35%, 12/8/21	500,000	527,859
Enterprise Products Operating LLC:
4.85%, 3/15/44	200,000	189,689
7.034% to 1/15/18, floating rate thereafter to 1/15/68 (r)	1,000,000	1,122,500
EOG Resources, Inc., 2.625%, 3/15/23	400,000	374,297
ERP Operating LP, 4.625%, 12/15/21	300,000	317,776
Excalibur One 77B LLC, 1.491%, 1/1/25	137,053	130,325
Experian Finance plc, 2.375%, 6/15/17 (e)	400,000	396,303
Express Scripts Holding Co., 2.75%, 11/21/14	150,000	153,300
FedEx Corp.:
2.625%, 8/1/22	400,000	371,252
3.875%, 8/1/42	200,000	170,681
Fidelity National Information Services, Inc., 2.00%, 4/15/18	400,000	386,063
First Niagara Financial Group, Inc., 6.75%, 3/19/20	500,000	579,292
Ford Motor Credit Co. LLC:
3.875%, 1/15/15	250,000	257,686
2.75%, 5/15/15	400,000	405,596
3.984%, 6/15/16	750,000	785,722
5.875%, 8/2/21	700,000	763,175
General Mills, Inc., 3.15%, 12/15/21	1,000,000	998,647
Gilead Sciences, Inc., 4.40%, 12/1/21	450,000	483,226
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	1,000,000	959,868
GlaxoSmithKline Capital, Inc., 2.80%, 3/18/23	400,000	380,660
Goldman Sachs Group, Inc.:
5.35%, 1/15/16	100,000	108,482
6.15%, 4/1/18	875,000	985,985
5.75%, 1/24/22	1,100,000	1,213,314
3.625%, 1/22/23	400,000	382,709
Great River Energy, 5.829%, 7/1/17 (e)	225,441	244,597
Harley-Davidson Financial Services, Inc., 2.70%, 3/15/17 (e)	300,000	303,986
HCP, Inc., 3.15%, 8/1/22	400,000	367,756
Health Care REIT, Inc., 3.75%, 3/15/23	400,000	380,257
Hershey Co., 1.50%, 11/1/16	150,000	151,786
Hewlett-Packard Co., 0.673%, 5/30/14 (r)	500,000	497,548
Home Depot, Inc.:
2.70%, 4/1/23	400,000	379,223
4.20%, 4/1/43	400,000	379,967
Hospira, Inc., 6.40%, 5/15/15	300,000	317,571

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Host Hotels & Resorts LP, 3.75%, 10/15/23	$300,000	$275,144
HP Enterprise Services LLC, 6.00%, 8/1/13	600,000	602,395
Ingredion, Inc., 1.80%, 9/25/17	400,000	392,256
Intel Corp., 4.80%, 10/1/41	500,000	497,129
International Business Machines Corp.:
0.875%, 10/31/14	750,000	753,687
2.90%, 11/1/21	300,000	294,790
International Finance Corp., 0.50%, 5/16/16	100,000	99,320
John Deere Capital Corp.:
1.25%, 12/2/14	250,000	252,383
2.00%, 1/13/17	200,000	202,302
JPMorgan Chase & Co.:
1.176%, 1/25/18 (r)	500,000	498,900
3.20%, 1/25/23	2,000,000	1,898,614
3.375%, 5/1/23	300,000	279,348
Kansas City Southern de Mexico SA de CV, 8.00%, 2/1/18	350,000	376,250
Kellogg Co., 3.125%, 5/17/22	1,000,000	973,954
Kimberly-Clark Corp.:
2.40%, 6/1/23	300,000	279,790
3.70%, 6/1/43	300,000	269,060
Laboratory Corporation of America Holdings, 2.20%, 8/23/17	400,000	397,132
Liberty Mutual Group, Inc.:
4.95%, 5/1/22 (e)	1,000,000	1,026,686
6.50%, 5/1/42 (e)	500,000	534,964
LL & P Wind Energy, Inc. Washington Revenue Bonds, 6.192%, 12/1/27 (e)	900,000	858,879
Lowe’s Co.’s, Inc., 4.65%, 4/15/42	100,000	97,864
LULWA Ltd., 1.888%, 2/15/25	657,568	635,471
Masco Corp., 5.85%, 3/15/17	400,000	422,000
Mattel, Inc.:
1.70%, 3/15/18	300,000	293,035
3.15%, 3/15/23	300,000	284,098
McDonald’s Corp., 3.625%, 5/1/43	400,000	356,263
McKesson Corp., 2.70%, 12/15/22	400,000	372,956
Memorial Sloan-Kettering Cancer Center, 4.125%, 7/1/52	400,000	356,645
Methanex Corp.:
3.25%, 12/15/19	400,000	387,232
5.25%, 3/1/22	700,000	733,778
Microsoft Corp.:
2.125%, 11/15/22	300,000	273,197
3.50%, 11/15/42	300,000	256,733
Nationwide Health Properties, Inc., 6.90%, 10/1/37	1,000,000	1,173,101
NetApp, Inc., 3.25%, 12/15/22	350,000	322,261
New York Life Global Funding, 1.65%, 5/15/17 (e)	200,000	198,050
NII Capital Corp.:
10.00%, 8/15/16	400,000	388,000
7.625%, 4/1/21	300,000	233,250
NII International Telecom SCA, 11.375%, 8/15/19 (e)	300,000	321,000
NIKE, Inc.:
2.25%, 5/1/23	400,000	368,220
3.625%, 5/1/43	400,000	353,794
Nissan Motor Acceptance Corp., 1.95%, 9/12/17 (e)	100,000	99,350
Nordstrom, Inc., 4.00%, 10/15/21	200,000	211,716

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Novartis Capital Corp., 2.40%, 9/21/22	$400,000	$375,902
NYU Hospitals Center, 4.428%, 7/1/42	300,000	274,432
Pearson Funding Four plc, 3.75%, 5/8/22 (e)	1,000,000	975,786
Penske Truck Leasing Co. LP / PTL Finance Corp., 2.875%, 7/17/18 (e)	300,000	302,984
Pentair Finance SA:
1.35%, 12/1/15	400,000	400,641
1.875%, 9/15/17	400,000	391,768
PepsiCo, Inc., 2.75%, 3/1/23	600,000	567,706
Perrigo Co., 2.95%, 5/15/23	400,000	369,789
Pioneer Natural Resources Co., 5.875%, 7/15/16	900,000	1,003,709
PNC Bank NA, 2.70%, 11/1/22	500,000	453,508
Rogers Communications, Inc., 3.00%, 3/15/23	400,000	373,351
Royal Bank of Canada, 1.20%, 9/19/18	1,475,000	1,439,098
Safeway, Inc., 1.774%, 12/12/13 (r)	1,750,000	1,756,438
Sanofi SA, 1.25%, 4/10/18	400,000	387,435
SBA Tower Trust:
4.254%, 4/15/40 (e)	610,000	631,420
2.24%, 4/15/43 (e)	220,000	215,413
3.722%, 4/15/48 (e)	660,000	624,517
Simon Property Group LP:
6.125%, 5/30/18	500,000	587,446
4.125%, 12/1/21	120,000	124,609
Spencer Spirit Holdings, Inc.:
11.00%, 5/1/17 (e)	800,000	860,000
9.00%, 5/1/18 (e)	400,000	390,000
St Jude Medical, Inc., 4.75%, 4/15/43	300,000	278,054
Standard Chartered plc, 3.95%, 1/11/23 (e)	400,000	372,098
Stanley Black & Decker, Inc., 2.90%, 11/1/22	400,000	375,596
State Street Corp., 3.10%, 5/15/23	200,000	187,334
SunTrust Bank:
0.564%, 8/24/15 (r)	500,000	495,976
7.25%, 3/15/18	500,000	599,694
Tagua Leasing LLC, 1.581%, 11/16/24	577,362	550,124
Telefonica Emisiones SAU:
3.992%, 2/16/16	400,000	412,522
3.192%, 4/27/18	400,000	387,443
Texas Instruments, Inc., 1.65%, 8/3/19	400,000	384,594
The Coca-Cola Co., 0.223%, 3/14/14 (r)	1,600,000	1,599,294
Time Warner Cable, Inc.:
4.00%, 9/1/21	500,000	478,826
5.50%, 9/1/41	550,000	483,330
Time Warner, Inc.:
4.875%, 3/15/20	100,000	109,028
4.00%, 1/15/22	370,000	377,288
3.40%, 6/15/22	500,000	484,634
5.375%, 10/15/41	280,000	283,158
4.90%, 6/15/42	300,000	285,436
TJX Co.’s, Inc., 2.50%, 5/15/23	400,000	370,719
Toronto-Dominion Bank, 2.375%, 10/19/16	300,000	310,421
Total System Services, Inc., 3.75%, 6/1/23	400,000	371,403

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	PRINCIPAL
CORPORATE BONDS - CONT’D	AMOUNT	VALUE
Toyota Motor Credit Corp.:
2.05%, 1/12/17	$300,000	$303,447
3.30%, 1/12/22	300,000	297,833
Toys R Us Property Co. I LLC, 10.75%, 7/15/17	1,000,000	1,055,000
United Parcel Service, Inc.:
3.125%, 1/15/21	150,000	152,083
2.45%, 10/1/22	300,000	282,842
US Bancorp, 2.95%, 7/15/22	300,000	278,294
US Bank:
4.95%, 10/30/14	100,000	105,537
3.778% to 4/29/15, floating rate thereafter to 4/29/20 (r)	1,000,000	1,047,216
Ventas Realty LP / Ventas Capital Corp., 3.25%, 8/15/22	400,000	371,316
Viacom, Inc., 3.125%, 6/15/22	1,000,000	942,036
Volkswagen International Finance NV, 0.894%, 4/1/14 (e)(r)	1,000,000	1,001,456
Wachovia Bank NA, 0.603%, 3/15/16 (r)	300,000	296,216
Wachovia Capital Trust III, 5.57%, 12/31/49 (r)	1,600,000	1,570,000
Walgreen Co., 1.80%, 9/15/17	400,000	394,994
Western Union Co., 2.875%, 12/10/17	400,000	401,029
Whirlpool Corp., 3.70%, 3/1/23	300,000	287,524
Willis Group Holdings plc, 4.125%, 3/15/16	500,000	523,416
Wisconsin Public Service Corp., 3.671%, 12/1/42	400,000	355,952
Xerox Corp., 1.672%, 9/13/13 (r)	500,000	500,785
Zoetis, Inc., 3.25%, 2/1/23 (e)	400,000	380,047

Total Corporate Bonds (Cost $91,174,741)		90,485,743

FLOATING RATE LOANS(d) - 0.5%
BJ’s Wholesale Club, Inc., 4.25%, 9/26/19 (r)	149,250	148,574
Dell Inc.:
4.278%, 2/28/14 (r)	553,850	551,081
5.523%, 2/5/21 (r)	346,150	344,419
Dunkin’ Brands, Inc., 3.75%, 2/11/20 (r)	397,837	396,220
SUPERVALU, Inc., 5.00%, 3/21/19 (r)	200,000	198,417

Total Floating Rate Loans (Cost $1,646,116)		1,638,711

MUNICIPAL OBLIGATIONS - 1.1%
Connecticut Special Tax Obligation Revenue Bonds, 5.459%, 11/1/30	300,000	323,073
New York City GO Bonds, 5.206%, 10/1/31	470,000	501,885
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.767%, 8/1/36	600,000	696,180
New York State Dormitory Authority Revenue Bonds, 5.289%, 3/15/33	400,000	430,880
Pittsburgh and Allegheny County Sports & Exhibition Authority Revenue VRDN, 0.50%, 11/1/39 (r)†	1,000,000	1,000,000
Utah GO Bonds, 3.539%, 7/1/25	400,000	406,904

Total Municipal Obligations (Cost $3,532,194)		3,358,922

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	PRINCIPAL
SOVEREIGN GOVERNMENT BONDS - 0.4%	AMOUNT	VALUE
Province of Ontario Canada:
1.65%, 9/27/19	$600,000	$573,180
2.45%, 6/29/22	720,000	678,200
Province of Quebec Canada, 2.625%, 2/13/23	230,000	215,717

Total Sovereign Government Bonds (Cost $1,545,066)		1,467,097

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 1.4%
Freddie Mac, 1.375%, 5/1/20	4,600,000	4,358,758

Total U.S. Government Agencies and Instrumentalities (Cost $4,574,629)		4,358,758

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 0.2%
Fannie Mae, 3.00%, 7/5/13	595,000	581,334

Total U.S. Government Agency Mortgage-Backed Securities (Cost $594,814)		581,334

U.S. TREASURY OBLIGATIONS - 2.1%
United States Treasury Bonds:
3.125%, 2/15/43	500,000	466,719
2.875%, 5/15/43	2,010,000	1,778,850
United States Treasury Notes:
1.00%, 5/31/18	1,480,000	1,454,562
1.375%, 6/30/18	55,000	54,970
1.75%, 5/15/23	2,860,000	2,678,567

Total U.S. Treasury Obligations (Cost $6,660,663)		6,433,668

TIME DEPOSIT - 1.8%
State Street Bank Time Deposit, 0.098%, 7/1/13	5,576,052	5,576,052

Total Time Deposit (Cost $5,576,052)		5,576,052

TOTAL INVESTMENTS (Cost $284,096,746) - 100.3%		312,047,429
Other assets and liabilities, net - (0.3%)		(791,767)
NET ASSETS - 100%		$311,255,662

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 153,805,168 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized	$283,493,026
Undistributed net investment income	1,959,360
Accumulated net realized gain (loss)	(2,195,036)
Net unrealized appreciation (depreciation)	27,998,312

NET ASSETS	$311,255,662

NET ASSET VALUE PER SHARE	$2.024

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACE AMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
5 Year U.S. Treasury Notes	15	9/13	$1,815,703	$942

Sold:
2 Year U.S. Treasury Notes	19	9/13	$4,180,000	$4,992
5 Year U.S. Treasury Notes	10	9/13	1,210,469	(3,294)
10 Year U.S. Treasury Notes	26	9/13	3,290,625	45,780
E-Mini S&P 500 Index	47	9/13	3,758,355	(791)
Total Sold				$46,687

See notes to financial statements.

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(b) This security was valued by the Board of Directors. See Note A.

(d) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (LIBOR) or other short-term rates. The rate shown is the rate in effect at period end. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(x) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.

* Non-income producing security.

† The date shown for securities represents the date when principal payments must be paid. Most securities have maturity shortening features that function as put options.

Abbreviations:
GO: General Obligation
LLC: Limited Liability Corporation
LP: Limited Partnership
plc: Public Limited Company
REIT: Real Estate Investment Trust
VRDN: Variable Rate Demand Note

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Interest income	$1,906,629
Dividend income	1,096,990
Total investment income	3,003,619

Expenses:
Investment advisory fee	662,254
Administrative fees	428,517
Transfer agency fees and expenses	151,743
Directors’ fees and expenses	26,505
Custodian fees	39,463
Accounting fees	24,006
Reports to shareholders	20,437
Professional fees	28,792
Miscellaneous	31,514
Total expenses	1,413,231

NET INVESTMENT INCOME	1,590,388

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	11,251,869
Futures	192,034
11,443,903

Change in unrealized appreciation (depreciation) on:
Investments	5,153,916
Futures	42,401
5,196,317

NET REALIZED AND UNREALIZED GAIN (LOSS)	16,640,220

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$18,230,608

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	JUNE 30,	DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$1,590,388	$3,483,585
Net realized gain (loss)*	11,443,903	16,967,516
Change in unrealized appreciation (depreciation)	5,196,317	13,795,766

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	18,230,608	34,246,867

Distributions to shareholders from:
Net investment income	—	(3,731,220)
Total distributions	—	(3,731,220)

Capital share transactions:
Shares sold	6,640,235	20,431,525
Reinvestment of distributions	—	3,731,220
Shares redeemed**	(18,812,804)	(103,518,752)
Total capital share transactions	(12,172,569)	(79,356,007)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,058,039	(48,840,360)

NET ASSETS
Beginning of period	305,197,623	354,037,983
End of period (including undistributed net investment
income of $1,959,360 and $368,972, respectively)	$311,255,662	$305,197,623

CAPITAL SHARE ACTIVITY
Shares sold	3,309,354	10,931,943
Reinvestment of distributions	—	1,974,191
Shares redeemed***	(9,388,357)	(55,435,130)
Total capital share activity	(6,079,003)	(42,528,996)

* Includes realized gain of $7,509,522 due to an in-kind redemption during the year ended December 31, 2012. See Note F.

** Includes an in-kind redemption in the amount of $41,007,227 during the year ended December 31, 2012. See Note F.

*** Includes in-kind redemption shares of 766,400 during the year ended December 31, 2012. See Note F.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Balanced Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of six separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, sovereign government bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a sig-nificant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price

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that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2013, securities valued at $1,193,800, or 0.4% of net assets, were fair valued in good faith under the direction of the Board.

The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

	VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Equity securities*	$189,497,246	-	$1,193,800	**	$190,691,046
Asset-backed securities	-	$3,298,481	-		3,298,481
Collateralized mortgage-backed obligations	-	268,584	-		268,584
Commercial mortgage-backed securities	-	3,889,033	-		3,889,033
Corporate debt	-	90,485,743	-		90,485,743
Municipal obligations	-	3,358,922	-		3,358,922
Other debt obligations	-	8,681,860	-		8,681,860
U.S. government obligations	-	11,373,760	-		11,373,760
TOTAL	$189,497,246	$121,356,383	$1,193,800	***	$312,047,429

Other financial instruments****	47,629	-	-		47,629

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

** Securities valued at $1,193,000 were transferred from Level 2 to Level 3 as of June 30, 2013.

*** Level 3 securities represent 0.4% of net assets.

**** Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Portfolio may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge, as a substitute for direct investment in a particular asset class to facilitate rebalancing of the Portfolio, or to provide market exposure to the Portfolio’s uncommitted cash balances. The Portfolio may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Portfolio is subject to interest rate risk and market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates and the value of securities. The Portfolio may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for finan-cial reporting purposes as unrealized gains or losses by the Portfolio. When a futures contract is closed, a realized

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gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Portfolio’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Portfolio. During the period, the Portfolio used U.S. Treasury futures contracts to hedge against interest rate changes and to manage overall duration of the Portfolio, as well as market index futures as a substitute for direct investment in a particular asset class to facilitate rebalancing of the Portfolio and implement tactical asset allocation decisions. The Portfolio’s futures contracts at period end are presented in the Statement of Net Assets.

During the period, the Portfolio invested in 2 year, 5 year, and 10 year U.S. Treasury Notes futures and E-Mini S&P 500 Index futures. The volume of activity has varied throughout the period with a weighted average of 57 contracts and $1,520,747 weighted average notional value.

Loan Participations and Assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Statement of Net Assets footnotes on page 19.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

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Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, on the following rates of the Portfolio’s average daily net assets: .425% on the first $500 million, .375% on the next $500 million, and .325% on the excess of $1 billion. Under the terms of the agreement, $109,786 was payable at period end. In addition, $60,677 was payable at period end for operating expenses paid by the Advisor during June 2013.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .275% of the average daily net assets of the Portfolio. Under the terms of the agreement, $71,038 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $14,051 for the six months ended June 30, 2013. Under the terms of the agreement, $1,937 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than U.S. government and short-term securities, were $119,144,552 and $129,058,420, respectively. U.S. government security purchases and sales were $75,953,408 and $75,748,650, respectively.

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The Portfolio may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended June 30, 2013, such sales transactions were $1,530,563. The realized gain on the sales transactions was $7,084.

CAPITAL LOSS CARRYFORWARDS

EXPIRATION DATE
31-Dec-16	($1,370,482)
31-Dec-17	(12,011,647)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either short-term or long-term capital losses.

As of June 30, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$35,579,330
Unrealized (depreciation)	(7,835,074)
Net unrealized appreciation/(depreciation)	$27,744,256

Federal income tax cost of investments	$284,303,173

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no borrowings under the agreement during the six months ended June 30, 2013.

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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NOTE F — IN-KIND TRANSFER OF SECURITIES

During the year ended December 31, 2012, the Portfolio redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

TRANSACTION		REDEEMED
DATE	SHARES	VALUE	GAIN (LOSS)
2/17/2012	766,400	$41,007,227	$7,509,522

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
	2013		2012	2011
Net asset value, beginning	$1.909		$1.749	$1.695
Income from investment operations:
Net investment income	.010		.024	.023
Net realized and unrealized gain (loss)	.105		.160	.054
Total from investment operations	.115		.184	.077
Distributions from:
Net investment income	—		(.024)	(.023)
Total distributions	—		(.024)	(.023)
Total increase (decrease) in net asset value	.115		.160	.054
Net asset value, ending	$2.024		$1.909	$1.749

Total return*	6.02%		10.51%	4.56%
Ratios to average net assets: A
Net investment income	1.02	% (a)	1.10%	1.37%
Total expenses	91	% (a)	.90%	.91%
Expenses before offsets	91	% (a)	.90%	.91%
Net expenses	91	% (a)	.90%	.91%
Portfolio turnover	64%		150%	121%
Net assets, ending (in thousands)	$311,256		$305,198	$354,038

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
	2010		2009	2008
Net asset value, beginning	$1.533		$1.247	$1.918
Income from investment operations:
Net investment income	.024		.030	.046
Net realized and unrealized gain (loss)	.161		.287	(.648)
Total from investment operations	.185		.317	(.602)
Distributions from:
Net investment income	(.023)		(.031)	(.044)
Net realized gain	—		—	(.025)
Total distributions	(.023)		(.031)	(.069)
Total increase (decrease) in net asset value	.162		.286	(.671)
Net asset value, ending	$1.695		$1.533	$1.247

Total return*	12.10%		25.39%	(31.38%)
Ratios to average net assets: A
Net investment income	1.47%		2.11%	2.50%
Total expenses	.91%		.91%	.92%
Expenses before offsets	.91%		.91%	.92%
Net expenses	.90%		.91%	.92%
Portfolio turnover	116%		89%	107%
Net assets, ending (in thousands)	$334,915		$312,728	$267,916

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Calvert VP SRI Equity Portfolio

Semi-Annual Report

June 30, 2013

Calvert INVESTMENTS

an Ameritas. company

CALVERT VP SRI EQUITY PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by Atlanta Capital Management Company, LLC, Subadvisor

INVESTMENT CLIMATE

The U.S. equity rally that commenced in late 2012 continued nearly unabated throughout the first half of 2013. It was not until after the Standard & Poor’s (S&P) 500 Index hit all-time highs in May that volatility re-entered the picture with a brief June pullback. Market participants largely ignored a weak global macroeconomic environment and fears of fiscal drag from the U.S. sequester. Instead, they focused on continued accommodative monetary policy from the Federal Reserve (Fed) and incrementally stronger U.S. macroeconomic data.

For the six-month period ended June 30, 2013, the S&P 500 Index and Russell 1000 Index returned 13.82% and 13.91%, respectively, while the MSCI EAFE Index went up 4.47% and the MSCI Emerging Markets Index went down 9.40%. Small-cap stocks outperformed large-cap stocks with the Russell 2000 Index returning 15.86%, and value stocks outperformed growth stocks with the Russell 1000 Value Index returning 15.90% compared with the Russell 1000 Growth Index’s return of 11.80%.

Within the Russell 1000 Index, Financials, Health Care, and Consumer Discretionary were the top-performing sectors. The defensive sectors, especially Utilities and Telecommunications, were weak through the first half of 2013, which was dominated by higher-beta stocks in early-cycle industries—especially in the first quarter. The Energy and Materials sectors showed brief strength early in the year, but sold off on fears of a global growth slowdown and Middle East tensions, finishing among the worst performers for the period.

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.13)
Six month*	9.97%
One year	16.63%
Five year	6.19%
Ten year	6.81%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/ institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.23%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

*Total Return is not annualized for periods of less than one year.

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Corporate earnings showed continued revenue weakness with aggregate top-line growth for the S&P 500 Index falling 1.30% in the first quarter. However, earnings news was largely overshadowed by the improving U.S. macroeconomic environment. The U.S. consumer remains upbeat, with sales of both homes and autos continuing to increase. In housing, sales of previously owned homes hit a three-year high in May and buyers do not yet seem concerned by the prospect of rising interest rates.

Jobless claims continued to inch down and the seasonally adjusted labor force participation rate began to reverse its downward trend in April, signaling that the unemployed are returning to the ranks of active job seekers. Nonfarm payrolls spiked in February, but maintained a fairly consistent level of just under 200,000 new jobs added monthly. Inflation remained tame, allowing the Fed to maintain its accommodative monetary policy stance.

% of Total
Economic Sectors	Investments
Consumer Discretionary	18.6%
Consumer Staples	11.8%
Energy	5.4%
Financials	12.5%
Health Care	14.1%
Industrials	9.0%
Information Technology	24.6%
Materials	2.9%
Short-Term Investments	1.1%
Total	100%

However, minutes of Federal Open Market Committee (FOMC) meetings released during the first half of the year indicate growing tensions between members who feel quantitative easing (QE) should be tapered sooner than later and those who prefer to wait for further gains in labor and price stability before slowing the purchases of Treasuries and mortgage-backed securities. In mid-June, confusion surrounding the eventual tapering of QE purchases culminated in a brief market pullback, although profit-taking likely had much to do with it as well.

Eurozone economic woes continued unabated. Governments across the peripheral economies faced a backlash from a populace tired of economic austerity. Growth remained sluggish throughout the eurozone and Moody’s cut the United Kingdom’s AAA credit rating to Aa1. An interest rate cut by the European Central Bank in May provided a brief rally in the eurozone, but the region remains mired in a host of economic woes, including unemployment, which hit a staggering near 50% among youth in countries such as Spain.

In Asia, the Bank of Japan unleashed unprecedented QE measures that triggered a massive rally in Japanese equities with an attendant large decline in the yen versus the dollar. It remains to be seen whether these measures will be able to overcome Japan’s demographic challenges and return the nation to its former competitiveness. However, it is encouraging to see a policy shift after decades of ignoring monetary measures in favor of largely futile fiscal stimulus.

Elsewhere in Asia, China faced continued fears of a slowing economy that culminated in a strong sell-off of nearly 14% on the Shanghai Composite in June alone. Although the officially reported Chinese gross domestic product (GDP) figures remain in the high 7% range, other statistics such as PMI manufacturing, industrial production, and trade all point to an economy in a slowing growth phase. In addition, the Chinese government announced a policy shift in early summer that would favor a smaller role for the government in the economy going forward.

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OUTLOOK

While problems abound, the United States remains a bright spot in an otherwise shaky global economic picture. Given the year-to-date strength of U.S. equities, pullbacks in the second half of 2013 should be expected and welcomed as a sign of healthy markets. We believe the fiscal drag from the sequester should peak in the third quarter. Furthermore, companies will be eager to reduce earnings estimates for an easy beat on second-quarter earnings. The ever-present fears of a slowing QE will remain through year end.

Withdrawal of QE, however painful it may be for certain asset classes, won’t prevent the economy from growing. We expect the Fed to continue to manage interest rate volatility through careful telegraphing of its actions and to eventually withdraw QE before hitting its target unemployment rate. The pace may be slow, but continued improvements in the labor market and housing remain powerful drivers of growth in both the near and long terms.

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

July 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNT VALUE	DURING PERIOD*
	1/1/13	6/30/13	1/1/13 - 6/30/13

Actual	$1,000.00	$1,099.67	$5.83

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.24	$5.61

* Expenses are equal to the Fund’s annualized expense ratio of 1.12%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2013

EQUITY SECURITIES - 99.4%	SHARES	VALUE
Aerospace & Defense - 1.6%
B/E Aerospace, Inc.*	2,338	$147,481

Beverages - 5.2%
PepsiCo, Inc	2,407	196,869
The Coca-Cola Co	7,059	283,136
		480,005

Biotechnology - 2.5%
Gilead Sciences, Inc.*	4,431	226,912

Capital Markets - 1.8%
T. Rowe Price Group, Inc	2,258	165,173

Chemicals - 2.9%
Ecolab, Inc.	3,189	271,671

Commercial Banks - 3.6%
SunTrust Banks, Inc.	4,236	133,730
Wells Fargo & Co	4,877	201,274
		335,004

Communications Equipment - 5.1%
Juniper Networks, Inc.*	6,380	123,198
QUALCOMM, Inc.	5,625	343,575
		466,773

Computers & Peripherals - 3.5%
Apple, Inc.	828	327,954

Consumer Finance - 2.7%
American Express Co.	3,360	251,194

Diversified Financial Services - 2.7%
IntercontinentalExchange, Inc.*	1,393	247,620

Electrical Equipment - 1.1%
Eaton Corp. plc	1,585	104,309

Energy Equipment & Services - 4.7%
Cameron International Corp.*	4,936	301,886
Noble Corp	3,473	130,515
		432,401

Food & Staples Retailing - 6.7%
Costco Wholesale Corp	1,873	207,098
CVS Caremark Corp.	7,251	414,612
		621,710

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Equipment & Supplies - 1.0%
Varian Medical Systems, Inc.*	1,427	$96,251

Health Care Providers & Services - 5.0%
CIGNA Corp	2,407	174,483
DaVita HealthCare Partners, Inc.*	819	98,935
Express Scripts Holding Co.*	3,050	188,155
		461,573

Hotels, Restaurants & Leisure - 6.2%
McDonald’s Corp.	2,407	238,293
Panera Bread Co.*	267	49,646
Starbucks Corp.	4,378	286,715
		574,654

Industrial Conglomerates - 4.9%
3M Co.	1,313	143,577
Danaher Corp.	4,877	308,714
		452,291

Insurance - 1.7%
Aon plc	2,467	158,751

Internet & Catalog Retail - 4.0%
Amazon.com, Inc.*	650	180,499
priceline.com, Inc.*	226	186,931
		367,430

Internet Software & Services - 6.4%
eBay, Inc.*	3,669	189,761
Google, Inc.*	461	405,850
		595,611

IT Services - 1.0%
International Business Machines Corp.	467	89,248

Media - 2.0%
The Walt Disney Co	2,950	186,292

Oil, Gas & Consumable Fuels - 0.8%
QEP Resources, Inc.	2,528	70,228

Pharmaceuticals - 5.7%
Allergan, Inc	2,796	235,535
Novartis AG (ADR)	1,514	107,055
Perrigo Co	1,498	181,258
		523,848

Semiconductors & Semiconductor Equipment - 1.3%
Texas Instruments, Inc	3,409	118,872

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Software - 7.4%
Informatica Corp.*	2,854	$99,833
Intuit, Inc.	1,670	101,920
Microsoft Corp.	11,374	392,744
VMware, Inc.*	1,346	90,169
		684,666

Specialty Retail - 4.7%
Bed Bath & Beyond, Inc.*	1,962	139,106
Lowe’s Co.’s, Inc	5,031	205,768
Ross Stores, Inc	1,407	91,187
		436,061

Textiles, Apparel & Luxury Goods - 1.8%
Nike, Inc., Class B	2,555	162,702

Trading Companies & Distributors - 1.4%
Fastenal Co.	2,864	131,314

Total Equity Securities (Cost $6,901,238)		9,187,999

	PRINCIPAL
TIME DEPOSIT - 1.1%	AMOUNT
State Street Bank Time Deposit, 0.098%, 7/1/13	$106,364	106,364

Total Time Deposit (Cost $106,364)		106,364

TOTAL INVESTMENTS (Cost $7,007,602) - 100.5%		9,294,363
Other assets and liabilities, net - (0.5%)		(46,786)
NET ASSETS - 100%		$9,247,577

See notes to financial statements.

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NET ASSETS CONSIST OF:
Paid-in capital applicable to 393,506 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized	$6,339,130
Undistributed net investment income	12,116
Accumulated net realized gain (loss) on investments and foreign currency transactions	609,570
Net unrealized appreciation (depreciation) on investments and foreign currencies	2,286,761

NET ASSETS	$9,247,577

NET ASSET VALUE PER SHARE	$23.50

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt
plc: Public Limited Company

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income (net of foreign taxes withheld of $741 )	$57,079
Interest income	108
Total investment income	57,187

Expenses:
Investment advisory fee	23,734
Transfer agency fees and expenses	7,219
Directors’ fees and expenses	812
Administrative fees	9,494
Accounting fees	765
Custodian fees	3,827
Reports to shareholders	4,553
Professional fees	13,144
Contract services fees	4,312
Miscellaneous	405
Total expenses	68,265
Reimbursement from Advisor	(15,099)
Net expenses	53,166

NET INVESTMENT INCOME	4,021

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	411,232
Change in unrealized appreciation (depreciation)	502,386

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	913,618

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$917,639

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JUNE 30,	YEAR ENDED DECEMBER 31,

INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income	$4,021	$17,422
Net realized gain (loss)	411,232	613,585
Change in unrealized appreciation (depreciation)	502,386	840,947

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	917,639	1,471,954

Distributions to shareholders from:
Net investment income	—	(9,377)
Net realized gain	—	(313,688)
Total distributions	—	(323,065)

Capital share transactions:
Shares sold	458,982	1,368,019
Reinvestment of distributions	—	323,065
Shares redeemed	(1,559,096)	(2,772,371)
Total capital share transactions	(1,100,114)	(1,081,287)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(182,475)	67,602

NET ASSETS
Beginning of period	9,430,052	9,362,450
End of period (including undistributed net investment
income of $12,116 and $8,095, respectively)	$9,247,577	$9,430,052

CAPITAL SHARE ACTIVITY
Shares sold	20,033	64,977
Reinvestment of distributions	—	15,370
Shares redeemed	(67,798)	(129,588)
Total capital share activity	(47,765)	(49,241)

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Equity Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is comprised of six separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2013, no securities were fair valued in good faith under the direction of the Board.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$9,187,999	—	—	$9,187,999
Other debt obligations	—	$106,364	—	106,364
TOTAL	$9,187,999	$106,364	—	$9,294,363

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Foreign Currency Transactions: The Portfolio’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affili-ates. For its services, the Advisor receives an annual fee, payable monthly, of .50%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $3,854 was payable at period end. In addition, $1,506 was payable at period end for operating expenses paid by the Advisor during June 2013.

The Advisor has agreed to limit net annual portfolio operating expenses through April 30, 2014. The contractual expense cap is 1.12%. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

The Advisor further voluntarily reimbursed the Portfolio for expenses of $245 for the six months ended June 30, 2013.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .20% of the average daily net assets of the Portfolio. Under the terms of the agreement, $1,542 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $177 for the six months ended June 30, 2013. Under the terms of the agreement, $58 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $1,955,552 and $2,963,227, respectively.

As of June 30, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$2,339,808
Unrealized (depreciation)	(62,332)
Net unrealized appreciation/(depreciation)	$2,277,476

Federal income tax cost of investments	$7,016,887

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NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2013.

For the six months ended June 30, 2013, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$2,245	1.43%	$57,680	March 2013

NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

			PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
	2013		2012	2011
Net asset value, beginning	$21.37		$19.09	$19.35
Income from investment operations:
Net investment income (loss)	.01		.04	(.01)
Net realized and unrealized gain (loss)	2.12		2.99	(.25)
Total from investment operations	2.13		3.03	(.26)
Distributions from:
Net investment income	—		(.02)	—
Net realized gain	—		(.73)	—
Total distributions	—		(.75)	—
Total increase (decrease) in net asset value	2.13		2.28	(.26)
Net asset value, ending	$23.50		$21.37	$19.09

Total return*	9.97%		15.95%	(1.34%)
Ratios to average net assets: A
Net investment income (loss)	.08	% (a)	.18%	(.06%)
Total expenses	1.44	% (a)	1.23%	1.38%
Expenses before offsets	1.12	% (a)	1.11%	1.09%
Net expenses	1.12	% (a)	1.11%	1.09%
Portfolio turnover	21%		30%	61%
Net assets, ending (in thousands)	$9,248		$9,430	$9,362

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
	2010		2009	2008
Net asset value, beginning	$16.51		$12.95	$20.38
Income from investment operations:
Net investment income (loss)	(.01)		.05	.02
Net realized and unrealized gain (loss)	2.86		4.39	(7.32)
Total from investment operations	2.85		4.44	(7.30)
Distributions from:
Net investment income	(.01)		(.06)	—
Net realized gain	—		(.82)	(.13)
Total distributions	(.01)		(.88)	(.13)
Total increase (decrease) in net asset value	2.84		3.56	(7.43)
Net asset value, ending	$19.35		$16.51	$12.95

Total return*	17.26%		34.26%	(35.79%)
Ratios to average net assets: A
Net investment income (loss)	(.06%)		.31%	.13%
Total expenses	1.29%		1.26%	1.19%
Expenses before offsets	1.08%		1.08%	1.12%
Net expenses	1.08%		1.08%	1.08%
Portfolio turnover	41%		42%	69%
Net assets, ending (in thousands)	$9,736		$8,494	$6,927

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Calvert VP SRI Mid Cap Growth Portfolio

Semi-Annual Report

June 30, 2013

Calvert INVESTMENTS

an Ameritas. company

CALVERT VP SRI MID CAP GROWTH PORTFOLIO

Portfolio within Calvert Variable Series, Inc.

Managed by New Amsterdam Partners, LLC, Subadvisor

INVESTMENT CLIMATE

The U.S. equity rally that commenced in late 2012 continued nearly unabated throughout the first half of 2013. It was not until after the Standard & Poor’s (S&P) 500 Index hit all-time highs in May that volatility re-entered the picture with a brief June pullback. Market participants largely ignored a weak global macroeconomic environment and fears of fiscal drag from the U.S. sequester. Instead, they focused on continued accommodative monetary policy from the Federal Reserve (Fed) and incrementally stronger U.S. macroeconomic data.

For the six-month period ended June 30, 2013, the S&P 500 Index and Russell 1000 Index returned 13.82% and 13.91%, respectively, while the MSCI EAFE Index went up 4.47% and the MSCI Emerging Markets Index went down 9.40%. Small-cap stocks outperformed large-cap stocks with the Russell 2000 Index returning 15.86%, and value stocks outperformed growth stocks with the Russell 1000 Value Index returning 15.90% compared with the Russell 1000 Growth Index’s return of 11.80%.

Within the Russell 1000 Index, Financials, Health Care, and Consumer Discretionary were the top-performing sectors. The defensive sectors, especially Utilities and Telecommunications, were weak through the first half of 2013, which was dominated by higher-beta stocks in early-cycle industries—especially in the first quarter. The Energy and Materials sectors showed brief strength early in the year, but sold off on fears of a global growth slowdown and Middle East tensions, finishing among the worst performers for the period.

AVERAGE ANNUAL TOTAL RETURN
(period ended 6.30.13)
Six month*	11.36%
One year	18.49%
Five year	7.42%
Ten year	8.13%

The performance data shown represents past performance, does not guarantee future results and assumes reinvestment of all dividends and distributions. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com/institutional-VP-performance.html for current performance data. The gross expense ratio from the current prospectus for the Portfolio is 1.12%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. The performance data and expense ratio reflect deduction of Portfolio operating expenses, but do not reflect charges and expenses imposed under the variable annuity or life insurance contract.

*Total Return is not annualized for periods of less than one year.

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Corporate earnings showed continued revenue weakness with aggregate top-line growth for the S&P 500 Index falling 1.30% in the first quarter. However, earnings news was largely overshadowed by the improving U.S. macroeconomic environment. The U.S. consumer remains upbeat, with sales of both homes and autos continuing to increase. In housing, sales of previously owned homes hit a three-year high in May and buyers do not yet seem concerned by the prospect of rising interest rates.

Jobless claims continued to inch down and the seasonally adjusted labor force participation rate began to reverse its downward trend in April, signaling that the unemployed are returning to the ranks of active job seekers. Nonfarm payrolls spiked in February, but maintained a fairly consistent level of just under 200,000 new jobs added monthly. Inflation remained tame, allowing the Fed to maintain its accommodative monetary policy stance.

Economic Sectors	% of Total Investments

Consumer Discretionary	25.5%
Consumer Staples	6.4%
Energy	7.1%
Financials	8.2%
Health Care	11.5%
Industrials	14.5%
Information Technology	18.2%
Materials	6.2%
Short-Term Investments	0.7%
Utilities	1.7%

Total	100%

However, minutes of Federal Open Market Committee (FOMC) meetings released during the first half of the year indicate growing tensions between members who feel quantitative easing (QE) should be tapered sooner than later and those who prefer to wait for further gains in labor and price stability before slowing the purchases of Treasuries and mortgage-backed securities. In mid-June, confusion surrounding the eventual tapering of QE purchases culminated in a brief market pullback, although profit-taking likely had much to do with it as well.

Eurozone economic woes continued unabated. Governments across the peripheral economies faced a backlash from a populace tired of economic austerity. Growth remained sluggish throughout the eurozone and Moody’s cut the United Kingdom’s AAA credit rating to Aa1. An interest rate cut by the European Central Bank in May provided a brief rally in the eurozone, but the region remains mired in a host of economic woes, including unemployment, which hit a staggering near 50% among youth in countries such as Spain.

In Asia, the Bank of Japan unleashed unprecedented QE measures that triggered a massive rally in Japanese equities with an attendant large decline in the yen versus the dollar. It remains to be seen whether these measures will be able to overcome Japan’s demographic challenges and return the nation to its former competitiveness. However, it is encouraging to see a policy shift after decades of ignoring monetary measures in favor of largely futile fiscal stimulus.

Elsewhere in Asia, China faced continued fears of a slowing economy that culminated in a strong sell-off of nearly 14% on the Shanghai Composite in June alone. Although the officially reported Chinese gross domestic product (GDP) figures remain in the high 7% range, other statistics such as PMI manufacturing, industrial production, and trade all point to an economy in a slowing growth phase. In addition, the Chinese government announced a policy shift in early summer that would favor a smaller role for the government in the economy going forward.

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OUTLOOK

While problems abound, the United States remains a bright spot in an otherwise shaky global economic picture. Given the year-to-date strength of U.S. equities, pullbacks in the second half of 2013 should be expected and welcomed as a sign of healthy markets. We believe the fiscal drag from the sequester should peak in the third quarter. Furthermore, companies will be eager to reduce earnings estimates for an easy beat on second-quarter earnings. The ever-present fears of a slowing QE will remain through year end.

Withdrawal of QE, however painful it may be for certain asset classes, won’t prevent the economy from growing. We expect the Fed to continue to manage interest rate volatility through careful telegraphing of its actions and to eventually withdraw QE before hitting its target unemployment rate. The pace may be slow, but continued improvements in the labor market and housing remain powerful drivers of growth in both the near and long terms.

Natalie A. Trunow

Senior Vice President, Chief Investment Officer - Equities Calvert Investment Management, Inc.

July 2013

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2013 to June 30, 2013).

Note: Expenses do not reflect charges and expenses of the variable annuity or variable universal life contract.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING	ENDING	EXPENSES PAID
	ACCOUNT VALUE	ACCOUNTVALUE	DURING PERIOD*
	1/1/13	6/30/13	1/1/13 - 6/30/13

Actual	$1,000.00	$1,113.59	$6.08

Hypothetical (5% return per year before expenses)	$1,000.00	$1,019.04	$5.81

* Expenses are equal to the Fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
JUNE 30, 2013

EQUITY SECURITIES - 99.5%	SHARES	VALUE
Aerospace & Defense - 1.2%
Hexcel Corp.*	15,675	$533,734

Auto Components - 3.4%
TRW Automotive Holdings Corp.*	22,850	1,518,154

Biotechnology - 3.5%
Myriad Genetics, Inc.*	22,375	601,216
United Therapeutics Corp.*	14,800	974,136
		1,575,352

Capital Markets - 1.5%
Waddell & Reed Financial, Inc	14,850	645,975

Chemicals - 2.0%
Ecolab, Inc.	10,675	909,403

Communications Equipment - 1.3%
F5 Networks, Inc.*	8,400	577,920

Containers & Packaging - 2.0%
Owens-Illinois, Inc.*	32,825	912,207

Diversified Consumer Services - 5.3%
Outerwall, Inc.*	21,300	1,249,671
Sotheby’s	29,550	1,120,241
		2,369,912

Diversified Financial Services - 1.5%
MSCI, Inc.*	19,450	647,102

Electronic Equipment & Instruments - 2.2%
IPG Photonics Corp.	16,125	979,271

Energy Equipment & Services - 5.2%
Hornbeck Offshore Services, Inc.*	22,725	1,215,787
RPC, Inc	78,075	1,078,216
		2,294,003

Food Products - 3.0%
Ingredion, Inc.	20,350	1,335,367

Gas Utilities - 1.7%
Atmos Energy Corp.	18,925	777,060

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Providers & Services - 6.3%
AmerisourceBergen Corp.	18,525	$1,034,250
Chemed Corp.	10,025	726,111
WellCare Health Plans, Inc.*	19,100	1,061,005
		2,821,366

Household Durables - 2.4%
The Ryland Group, Inc.	27,000	1,082,700

Household Products - 3.5%
Church & Dwight Co., Inc.	24,975	1,541,207

Insurance - 5.3%
American Financial Group, Inc	23,375	1,143,271
Torchmark Corp	18,725	1,219,747
		2,363,018

Internet & Catalog Retail - 2.5%
Expedia, Inc.	18,625	1,120,294

Internet Software & Services - 2.5%
AOL, Inc.*	30,075	1,097,136

IT Services - 10.0%
DST Systems, Inc.	19,350	1,264,136
NeuStar, Inc.*	24,275	1,181,707
Syntel, Inc	20,250	1,273,117
Teradata Corp.*	14,900	748,427
		4,467,387

Leisure Equipment & Products - 3.4%
Polaris Industries, Inc	15,725	1,493,875

Life Sciences - Tools & Services - 2.2%
Mettler-Toledo International, Inc.*	4,825	970,790

Machinery - 5.4%
AGCO Corp.	23,050	1,156,880
Valmont Industries, Inc.	8,700	1,244,883
		2,401,763

Media - 3.0%
Gannett Co., Inc	54,650	1,336,739

Metals & Mining - 2.2%
Reliance Steel & Aluminum Co	14,600	957,176

Oil, Gas & Consumable Fuels - 1.9%
Denbury Resources, Inc.*	49,675	860,371

Pharmaceuticals - 1.6%
Questcor Pharmaceuticals, Inc.	15,825	719,404

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EQUITY SECURITIES - CONT’D	SHARES	VALUE
Professional Services - 2.7%
Corporate Executive Board Co	18,850	$1,191,697

Road & Rail - 2.6%
Old Dominion Freight Line, Inc.*	27,400	1,140,388

Specialty Retail - 5.5%
Ross Stores, Inc	20,900	1,354,529
Ulta Salon, Cosmetics & Fragrance, Inc.*	10,975	1,099,256
		2,453,785

Trading Companies & Distributors - 2.7%
WESCO International, Inc.*	17,475	1,187,601

Total Equity Securities (Cost $35,269,136)		44,282,157

	PRINCIPAL
TIME DEPOSIT - 0.7%	AMOUNT
State Street Bank Time Deposit, 0.098%, 7/1/13	$295,261	295,261

Total Time Deposit (Cost $295,261)		295,261

TOTAL INVESTMENTS (Cost $35,564,397) - 100.2%		44,577,418
Other assets and liabilities, net - (0.2%)		(85,570)
NET ASSETS - 100%		$44,491,848

NET ASSETS CONSIST OF:
Paid-in capital applicable to 1,223,231 shares of common stock outstanding;
$0.01 par value, 1,000,000,000 shares authorized		$30,710,397
Undistributed net investment income (loss)		(92,473)
Accumulated net realized gain (loss)		4,860,903
Net unrealized appreciation (depreciation)		9,013,021

NET ASSETS		$44,491,848

NET ASSET VALUE PER SHARE		$36.37

* Non-income producing security.

See notes to financial statements.

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STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2013

NET INVESTMENT INCOME
Investment Income:
Dividend income	$165,249
Interest income	216
Total investment income	165,465

Expenses:
Investment advisory fee	144,494
Transfer agency fees and expenses	18,974
Accounting fees	3,614
Directors’ fees and expenses	3,811
Administrative fees	55,575
Custodian fees	4,416
Reports to shareholders	7,624
Professional fees	13,244
Miscellaneous	6,186
Total expenses	257,938

NET INVESTMENT INCOME (LOSS)	(92,473)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	3,241,026
Change in unrealized appreciation (depreciation)	1,595,430

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS	4,836,456

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$4,743,983

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED JUNE 30,	YEAR ENDED DECEMBER 31,

INCREASE (DECREASE) IN NET ASSETS	2013	2012
Operations:
Net investment income (loss)	($92,473)	($81,400)
Net realized gain (loss)	3,241,026	4,197,723
Change in unrealized appreciation (depreciation)	1,595,430	2,314,652

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,743,983	6,430,975

Distributions to shareholders from:
Net realized gain	—	(4,814,513)
Total distributions	—	(4,814,513)

Capital share transactions:
Shares sold	1,772,045	4,225,509
Reinvestment of distributions	—	4,814,513
Shares redeemed	(4,256,360)	(8,716,925)
Total capital share transactions	(2,484,315)	323,097

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,259,668	1,939,559

NET ASSETS
Beginning of period	42,232,180	40,292,621
End of period (including net investment loss of $92,473 and $0, respectively)	$44,491,848	$42,232,180

CAPITAL SHARE ACTIVITY
Shares sold	50,677	118,203
Reinvestment of distributions	—	150,642
Shares redeemed	(120,341)	(248,460)
Total capital share activity	(69,664)	20,385

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: Calvert VP SRI Mid Cap Growth Portfolio (the “Portfolio”), a series of Calvert Variable Series, Inc. (the “Fund”), is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund is comprised of six separate portfolios. The operations of each series of the Fund are accounted for separately. Shares of the Portfolio are sold without sales charge to affiliated and unaffiliated insurance companies for allocation to certain of their variable separate accounts.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Portfolio uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Portfolio to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Portfolio’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Portfolio’s investments by major category are as follows:

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Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Portfolio, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At June 30, 2013, no securities were fair valued in good faith under the direction of the Board.

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The following is a summary of the inputs used to value the Portfolio’s net assets as of June 30, 2013:

		VALUATION INPUTS
INVESTMENTS IN SECURITIES	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Equity securities*	$44,282,157	—	—	$44,282,157
Other debt obligations	—	$295,261	—	295,261
TOTAL	$44,282,157	$295,261	—	$44,577,418

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.

Distributions to Shareholders: Distributions to shareholders are recorded by the Portfolio on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes: No provision for federal income or excise tax is required since the Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Portfolio’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements. A Portfolio’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65%, of the Portfolio’s average daily net assets. Under the terms of the agreement, $23,958 was payable at period end. In addition, $8,042 was payable at period end for operating expenses paid by the Advisor during June 2013.

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Calvert Investment Administrative Services, Inc. an affiliate of the Advisor, provides administrative services to the Portfolio for an annual fee, payable monthly, of .25% of the average daily net assets of the Portfolio. Under the terms of the agreement, $9,215 was payable at period end.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Portfolio. For its services, CIS received a fee of $1,217 for the six months ended June 30, 2013. Under the terms of the agreement, $276 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $40,000. Committee chairs receive an additional $5,000 annual retainer. Directors’ fees are allocated to each of the portfolios served.

NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $13,483,600 and $16,029,536, respectively.

As of June 30, 2013, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$10,017,712
Unrealized (depreciation)	(1,023,983)
Net unrealized appreciation/(depreciation)	$8,993,729

Federal income tax cost of investments	$35,583,689

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Portfolio had no loans outstanding pursuant to this line of credit at June 30, 2013.

For the six months ended June 30, 2013, borrowing information by the Portfolio under the agreement was as follows:

	WEIGHTED		MONTH OF
AVERAGE	AVERAGE	MAXIMUM	MAXIMUM
DAILY	INTEREST	AMOUNT	AMOUNT
BALANCE	RATE	BORROWED	BORROWED
$4,657	1.38%	$276,143	June 2013

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NOTE E — SUBSEQUENT EVENTS

In preparing the financial statements as of June 30, 2013, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
	JUNE 30,		DECEMBER 31,	DECEMBER 31,
	2013		2012	2011
Net asset value, beginning	$32.66		$31.66	$32.97
Income from investment operations:
Net investment income (loss)	(.08)		(.06)	(.18)
Net realized and unrealized gain (loss)	3.79		5.27	.95
Total from investment operations	3.71		5.21	.77
Distributions from:
Net realized gain	—		(4.21)	(2.08)
Total distributions	—		(4.21)	(2.08)
Total increase (decrease) in net asset value	3.71		1.00	(1.31)
Net asset value, ending	$36.37		$32.66	$31.66

Total return*	11.36%		16.75%	2.30%
Ratios to average net assets: A
Net investment income (loss)	(.42	%) (a)	(.19%)	(.52%)
Total expenses	1.16	% (a)	1.12%	1.16%
Expenses before offsets	1.16	% (a)	1.12%	1.16%
Net expenses	1.16	% (a)	1.12%	1.16%
Portfolio turnover	31%		61%	47%
Net assets, ending (in thousands)	$44,492		$42,232	$40,293

			YEARS ENDED
	DECEMBER 31,		DECEMBER 31,	DECEMBER 31,
	2010		2009	2008
Net asset value, beginning	$25.07		$18.99	$30.53
Income from investment operations:
Net investment income (loss)	(.14)		(.05)	(.10)
Net realized and unrealized gain (loss)	8.04		6.13	(11.25)
Total from investment operations	7.90		6.08	(11.35)
Distributions from:
Net realized gain	—		—	(.19)
Total distributions	—		—	(.19)
Total increase (decrease) in net asset value	7.90		6.08	(11.54)
Net asset value, ending	$32.97		$25.07	$18.99

Total return*	31.51%		32.02%	(37.17%)
Ratios to average net assets: A
Net investment income (loss)	(.50%)		(.22%)	(.33%)
Total expenses	1.17%		1.10%	1.18%
Expenses before offsets	1.17%		1.10%	1.18%
Net expenses	1.17%		1.10%	1.16%
Portfolio turnover	100%		61%	51%
Net assets, ending (in thousands)	$44,213		$33,192	$28,277

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the portfolio.

(a) Annualized.

* Total return is not annualized for periods of less than one year and does not reflect charges and expenses of the variable annuity or variable universal life contract.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities typically include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

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STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown by class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines that the Portfolio uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling the Fund, by visiting the Calvert website at www.calvert.com or visiting the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fis-cal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745.

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Item 2.  Code of Ethics.

               Not Applicable

Item 3.  Audit Committee Financial Expert.

               Not Applicable

Item 4.  Principal Accountant Fees and Services.

               Not Applicable

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)    This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

            There have been no changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)        The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)        There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Not Applicable

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE SERIES, INC.

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date: August 30, 2013

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            Chairman -- Principal Executive Officer

Date: August 30, 2013

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date: August 30, 2013